          Aquilasm
          Group of Funds

               Tax-Free Trust of Oregon
        380 Madison Avenue, Suite 2300  * New York, New York 10017
                       800-872-6734  * 212-697-6666

                                PROSPECTUS


          Class A Shares                  January 31, 2000
          Class C Shares

                  Tax-Free Trust of Oregon is a mutual fund that seeks to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital. The Trust invests in municipal obligations that pay interest exempt from Oregon state and Federal income taxes and are of investment grade quality.

           For purchase, redemption or account inquiries contact
                 the Trust's Shareholder Servicing Agent:
          PFPC Inc. * 400 Bellevue Parkway * Wilmington, DE 19809
                        Call 800-872-6735 toll free

                 For general inquiries & yield information
                Call 800-872-6734 toll free or 212-697-6666


        The Securities and Exchange Commission has not approved or disapproved the Trust's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     THE TRUST'S OBJECTIVE, INVESTMENT STRATEGIES AND MAIN RISKS

  "What is the Trust's objective?"

           The Trust's objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

  "What is the Trust's investment strategy?"

             The Trust invests in tax-free municipal obligations, which pay interest exempt from Oregon state and regular Federal income taxes. We call these "Oregon Obligations." In general, all or almost all of these obligations are issued by the State of Oregon, its counties and various other local authorities; at least 65% of the portfolio will always consist of obligations of these issuers. These obligations can be of any maturity but the Trust's average portfolio maturity has traditionally been between 12 and 18 years. At the time of purchase, an obligation must be considered "investment grade."

             The Sub-Adviser selects obligations for the Trust's portfolio to best achieve the Trust's objectives. The Sub-Adviser evaluates specific obligations for purchase by various characteristics including quality, maturity and coupon rate.

             The interest paid on certain types of Oregon Obligations may be subject to the Federal alternative minimum tax ("AMT"). At least 80% of the Trust's net assets must be invested in Oregon Obligations whose interest is not subject to AMT.


  "What are the main risks of investing in the Trust?"

       Among the risks of investing in shares of the Trust and its portfolio of securities are the following:

       Loss of money is a risk of investing in the Trust.

        The Trust's assets, being primarily or entirely Oregon issues, are subject to economic and other conditions affecting Oregon. Adverse local events, such as a downturn in the Oregon economy, could affect the value of the Trust's portfolio.

             There are two types of risk associated with any fixed-income debt securities such as Oregon Obligations: interest rate risk and credit risk.


             * Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Oregon Obligations, will normally decline. All fixed-rate debt securities, even the most highly rated Oregon Obligations, are subject to interest rate risk. Oregon Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

             * Credit risk relates to the ability of the particular issuers of the Oregon Obligations the Trust owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

      An investment in the Trust is not a deposit in U.S. Bank National Association or its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


         The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Trust invests in the securities of specific issuers, the more the Trust is exposed to risks associated with investments in those issuers.

                    TAX-FREE TRUST OF OREGON
           RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Tax-Free Trust of Oregon by showing changes in the performance of the Trust's Class A Shares from year to year over a 10-year period and by showing how the Trust's average annual returns for one, five and ten years compare to a broad measure of market performance. How the Trust has performed in the past is not necessarily an indication of how the Trust will perform in the future.


[Bar Chart]
Annual Total Returns
1990-1999

16%
14%                               13.96
12%      11.00                    XXXX
10%      XXXX .     10.11         XXXX
 8% 6.57 XXXX  7.71  XXXX         XXXX        7.44
 6% XXXX XXXX  XXXX  XXXX         XXXX        XXXX  5.40
 4% XXXX XXXX  XXXX  XXXX         XXXX  3.70  XXXX  XXXX
 2% XXXX XXXX  XXXX  XXXX         XXXX  XXXX  XXXX  XXXX
0%  XXXX XXXX  XXXX  XXXX         XXXX  XXXX  XXXX  XXXX
-2% XXXX XXXX  XXXX  XXXX         XXXX  XXXX  XXXX  XXXX -1.97
-4% XXXX XXXX  XXXX  XXXX -3.7    XXXX  XXXX  XXXX  XXXX  XXXX
    1990  1991 1992  1993  1994   1995  1996  1997  1998  1999

                           Calendar Years


During the 10-year period shown in the bar chart, the highest return for a quarter was 5.95% (quarter ended March 31, 1995) and the lowest return for a quarter was -3.99% (quarter ended March 31, 1994).

Note: The Trust's Class A Shares are sold subject to a maximum 4% sales load which is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown above.




                     Average Annual Total Return

                                                       Since
For the period      1-Year    5-Year    10-Years  inception
ended December 31, 1999

Tax-Free Trust of Oregon
Class A Shares (1)       -5.89%    4.72%     5.45%     6.08%*

Tax-Free Trust of Oregon
Class C Shares           -3.68     N/A       N/A       3.59%**

Lehman Brothers
Municipal Bond Index**** -2.07     6.91%     6.90%     7.40%

(1) The average annual total returns shown do reflect the maximum 4% sales load.

  *From commencement of operations on June 16, 1986.

**From commencement of new class of shares on April 5, 1996.

*** The average annual total return for Class C shares for one year assumes redemption at the end of the year and payment of 1% CDSC.

****The Lehman Brothers Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade long-term municipal securities of issuers throughout the United States. At December 31, 1999, there were approximately 53,000 securities in the Index.



                    TAX-FREE TRUST OF OREGON
                 FEES AND EXPENSES OF THE TRUST

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.

                                        Class A        Class C
                                        Shares         Shares
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.....
(as a percentage of offering price)     4.00%          None

Maximum Deferred Sales Charge (Load).....None(1)       1.00%(2)
(as a percentage of the lesser of
redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends or
Distributions
 (as a percentage of offering price).....None          None
Redemption Fees..........................None          None
Exchange Fee.............................None          None

Annual Trust Operating Expenses (expenses that are deducted from the Trust's assets)

Management Fee      ................... 0.40%          0.40%
Distribution
and /or Service (12b-1) Fee..           0.15%          0.75%
All Other Expenses:
 Service Fee........................None          0.25%
 Other Expenses (3).................0.16%         0.16%
 Total All Other Expenses (3)..............0.16%       0.41%
Total Annual Trust
 Operating Expenses (3)....................0.71%       1.56%


(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase and 0.50 of 1% during the third and fourth years after purchase.


(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares if redeemed during the first 12 months after purchase.

(3) Does not reflect a 0.03% offset in Trust expenses received in the year ended September 30, 1999 for uninvested cash balances. Reflecting this offset for that year, other expenses, all other expenses and total annual Trust operating expenses were 0.13%, 0.13% and 0.68%, respectively, for Class A Shares; for Class C Shares, these expenses were 0.13%, 0.38% and 1.53%, respectively.



Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                   1 year    3 years   5 years   10 years
Class A Shares............$470     $618      $779      $1,247
Class C Shares............$259     $493      $850      $1,417(4)

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares............$159     $493      $850      $1,417(4)

  (4) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. Over time, long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and service fee. Because these fees are paid out of the Trust's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.




               INVESTMENT OF THE TRUST'S ASSETS

 "Is the Trust right for me?"

         The shares of the Trust are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Oregon state and regular Federal income taxes.

 Oregon Obligations

         The Trust invests in Oregon Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Oregon income taxes. They include obligations of Oregon issuers and certain non-Oregon issuers, of any maturity.

    At the time of purchase, the Trust's Oregon Obligations must be of investment grade quality. This means that they must either

     * be rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or,

     * if unrated, be determined to be of comparable quality by the Trust's Sub-Adviser, U.S. Bank National Association.

            The obligations of non-Oregon issuers that the Trust can purchase are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Oregon income taxes. The Trust purchases the obligations of these issuers only when obligations of Oregon issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.



     Municipal Obligations

          Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

          There are two principal classifications of municipal obligations:
     "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

               The various public purposes for which municipal obligations are issued include:

               *obtaining funds for general operating expenses, *refunding outstanding obligations,
               *obtaining funds for loans to other public institutions and facilities, and
               *funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

               Municipal obligations include:

               *tax, revenue or bond anticipation notes, *construction loan notes,
               *project notes, which sometimes carry a U.S. government guarantee,
               *municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and
               *floating and variable rate demand notes.

     INSERT PICTURE PAGE

     Max Light Rail
     Clackamas County School District
     State of Oregon
     Portland International Airport
     City of Portland
     City of Salem
     Oregon Convention Center
     Eugene Water &_Electric Board
     Reed College

        The Trust invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Oregon. Most of these securities are used in general to finance construction of long-term municipal projects: examples are pictured above. The municipal obligations which financed these particular projects were included in the Trust's portfolio as of December 31, 1999 and together represented 28.50% of the Trust's portfolio. Since the portfolio is subject to change, the Trust may not necessarily own these specific securities at the time of the delivery of this Prospectus.

     "What factors may affect the value of the Trust's investments and their yields?"

          Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Trust's portfolio. Any such change may have different effects on short-term and long-term Oregon Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Trust may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Trust's objective, preservation of capital, it may also result in a lower level of income.

     "What are the main risk factors and special considerations regarding investment in Oregon Obligations?"

          The following is a discussion of the general factors that might influence the ability of Oregon issuers to repay principal and interest when due on Oregon Obligations that the Trust owns. The Trust has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

             Oregon's economy has diversified away from timber and agriculture to a broader mix of high technology, service, and international trade. Despite the successful migration from dependence on lumber and agriculture, the State's employment has lagged that of the Nation. The Nation's unemployment of 4.5% has not been this strong since the early 1960s. Oregon's unemployment has been as high as 5.5% in 1999.

             This had not been the case for most of the 1990s. Oregon had been among the 10 leading states for job growth throughout most of the 1990s. However, over the last two years, a steady loss of manufacturing jobs has dampened growth in the State. A star industry in the State had been semiconductor manufacturing, but global oversupply and low prices have halted growth in this industry. Oregon's manufacturers are greatly dependent on the Asian economy for an outlet for their goods. The weakness or strength of the Asian economy has a large influence on Oregon's economy.

             The principal sources of State tax revenues are the personal income and corporate income taxes. Oregon does not have a sales tax; however, the issue of a sales tax is brought before the Oregon voters frequently. Oregon has a very friendly initiative process; any registered Oregon voter may submit a proposed initiative. In recent years, Oregon has seen active use of the initiative and referendum process, with initiative measures being proposed on a variety of constitutional and statutory topics. Three such initiatives voted on in the 1990s have dramatically changed the landscape for local government.

             In addition to general obligation bonds, the State and its political subdivisions issue revenue obligations payable from specific projects or sources, including lease rentals. There can be no assurance that a material downturn in the State's economy, with resulting impact on the financial strength of State and local entities, will not adversely affect the ability of obligors of the obligations held in the Trust's portfolio to make the required payments on these obligations and, consequently, the market value of such obligations.

             Additionally, certain municipal securities held by the Trust may rely in whole or in part for repayment on ad valorem property taxes. There are limits under Oregon State law on the issuance of bonds supported by such taxes. In recent years several voter initiatives have also amended the State Constitution to "freeze" or roll back such taxes. Prior to the enactment of the measures rolling back ad valorem property taxes school districts received 70% of their funds from the tax and 30% from the State (income tax). These initiatives created the need for the school districts to go to the State for more funding. Now, the State funds 70% of school district funding, with 30% coming from property taxes. Whereas, the State has been able to fund the minimum needs, the revenue sources for the State are much more volatile revenue than are property taxes.

             There is a relatively inactive market for municipal bonds of Oregon issuers other than the general obligations of the State itself and certain other limited segments of the market. Consequently, the market price of such other bonds may have a higher degree of volatility and it may be difficult to execute sales of blocks of such bonds. If the Trust were forced to sell a large volume of these bonds for any reason, such as redemptions of a large number of its shares, there is a risk that the large sale itself might adversely affect the value of the Trust's portfolio.

                        TRUST MANAGEMENT

     "How is the Trust managed?"

          Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Trust's investment adviser under an Advisory and Administration Agreement. It has delegated its investment advisory duties, including portfolio management, to U.S. Bank National Association, the Sub-Adviser, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, either keeping the accounting records of the Trust or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust, maintaining the Trust's books and records and providing other administrative services.

          The Sub-Adviser provides the Trust with local advisory services.

          Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the invest ment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust and arranging for the purchase and the sale of securities held in the portfolio of the Trust; and, at the Sub-Adviser's expense, for pricing of the Trust's portfolio daily.

             During the fiscal year ended September 30, 1999, the Trust accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets.

     Information about the Manager and the Sub-Adviser

             The Trust's Manager is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and equity funds. As of December 31, 1999, these funds had aggregate assets of approximately $3.0 billion, of which approximately $1.8 billion consisted of assets of the tax-free municipal bond funds. Mr. Lacy B. Herrmann controls the Manager, which was founded in 1984, directly, through a trust and through share ownership by his wife.

             The Sub-Adviser is a subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55480, which is a regional multi-state bank holding company, headquartered in Minneapolis, Minnesota, that primarily serves the Midwestern, Rocky Mountain and Northwestern states. USB operates five bank and eleven trust companies with offices in 17 contiguous states from Illinois to Washington. USB also has various other subsidiaries engaged in financial services. At September 30, 1999, on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of approximately $77 billion, consolidated deposits of $48 billion and shareholders'equity of $6.7 billion.

             Mr. Michael Hamilton is the Trust's portfolio manager. Mr. Hamilton has been employed by the parent company of the Sub-Adviser and its predecessors since 1989. He has been associated with the Trust since 1994, assisting in administration and credit analysis and became portfolio manager in 1999. Mr. Hamilton has managed municipal bond common trust funds, individual municipal bond portfolios, taxable portfolios and money market funds. He holds a B.A. from College of Idaho and an M.B.A from Western Washington University.


                   NET ASSET VALUE PER SHARE

             The net asset value of the shares of each of the Trust's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Trust's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Trust's shares is based on portfolio market value, except that Oregon Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the next calculated net asset value after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                           PURCHASES

     "Are there alternate purchase plans?"

          The Trust provides individuals with alternate ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of Oregon Obligations. You should choose the class that best suits your own circumstances and needs.

     "Can I purchase shares of the Trust?"

             You can purchase shares of the Trust if you live in Oregon or in one of the other states listed below. You should not purchase shares of the Trust if you do not reside in one of the following states. Otherwise the Trust can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

          Also, if you do not reside in Oregon, dividends from the Trust may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Trust.

          On the date of this Prospectus, Class A and C Shares are available only in:

                * Oregon * Arizona * California * Colorado
                 * District of Columbia * Florida * Hawaii
                  * Idaho * Illinois Minnesota * Missouri
                            * Nevada * New York
                    * Pennsylvania * Texas * Washington

     "How much money do I need to invest?"


     Option I

          *Initially, $1,000.

             *Subsequently, any amount (for investments in shares of the same class).

     Option II

          *$50 or more if an Automatic Investment Program is established.

             *Subsequently, any amount you specify ($50 or more).

             *You are not permitted to maintain both an Automatic
     Investment Program and an Automatic Withdrawal program simultaneously.

             Under either option, your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

     "How do I purchase shares?"

     You may purchase the Trust's shares:

          * through an investment broker or dealer, or a bank or financial intermediary, which has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that insti tution will take action on your behalf, and you will not personally perform the steps indicated below; or

          * directly through the Distributor, by mailing payment to the Trust's Agent, PFPC Inc.

             * The price you will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C Shares. (See "What price will I pay for the Trust's shares?")

          In either instance, all purchases of Class A Shares are subject to the applicable sales charge.


     Opening an Account                Adding to An Account

     * Make out a check for        * Make out a check for
     the investment amount         the investment amount
     payable to                    payable to
     Tax-Free Trust of             Tax-Free Trust
     Oregon.                       of Oregon.

     * Complete the application    * Fill out the pre-printed
     included  with the Prospectus,     stub attached
     indicating the features       to the Trust's
     you wish to authorize.        confirmations
                                   or supply the name(s)
                                   of account owner(s),
                                   the account number, and
                                   the name of the Trust.


     * Send your check and         * Send your check and
     completed application         completed account infor-
     to your dealer or             mation to the dealer or
     to the Trust's                to the Trust's
     Agent, PFPC, Inc.             Agent, PFPC, Inc.

          Unless you indicate otherwise, your investment will be made in Class A Shares.


     "Can I transfer funds electronically?"

          You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

          * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

          * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

             Before you can transfer funds electronically, the Trust's Agent must have your completed application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Trust may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                   REDEEMING YOUR INVESTMENT

             You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

          There is no minimum period for investment in the Trust, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

          If you own both Class A and C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

             Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

          * Class C Shares held for less than 12 months (from the date of purchase).

          *    CDSC Class A Shares.

          Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

          A redemption may result in a tax liability for you.

     "How can I redeem my investment?"


     By mail, send instructions to:

     PFPC Inc.
     Attn: Aquilasm Group of Funds
     400 Bellevue Parkway
     Wilmington, Delaware 19809

     By telephone, call:

     800-872-6735

     By FAX, send
     instructions to:

     302-791-3055

     For liquidity and convenience, the Trust offers expedited redemption.

     Expedited Redemption Methods
     (Non-Certificate Shares Only)

          You may request expedited redemption for any shares not issued in certificate form in two ways:

          1 By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

     a) to a Financial Institution account you have previously specified;

     b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

                     Telephoning the Agent

     Whenever you telephone the Agent, please be prepared to supply:

                    account name(s) and number

                    name of the caller

                    the social security number registered to the account

                    personal identification

     Note: Check the accuracy of your confirmation statements immediately. The Trust, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

     2 By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-3055 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

                    account name(s)

                    account number

                    amount to be redeemed

                    any payment directions

     To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

     The name(s) of the shareholder(s) on the Financial Institution account must be identical to those on the Trust's records of your account.

     You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

     Regular Redemption Method
     (Certificate and Non-Certificate Shares)

          Certificate Shares. Mail to the Trust's Agent:
     (1) blank (unsigned) certificates for Class A Shares to be redeemed,
     (2) redemption instructions, and (3) a stock assignment form.

     To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

     We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or execu tors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

     We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

          Your signature may be guaranteed by any:

                    member of a national securities exchange

                    U.S. bank or trust company

                    state-chartered savings bank

                    federally chartered savings and loan association

                    foreign bank having a U.S. correspondent bank; or

                    participant in the Securities Transfer Association
               Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP")

          A notary public is not an acceptable signature guarantor.

          Non-Certificate Shares. You must use the Regular Redemption Method if you have not chosen Expedited Redemption to a predesignated Financial Institution account. To redeem by this method, send a letter of instruction to the Trust's Agent, which includes:

               Account name(s)

                    Account number

                    Dollar amount or number of shares to be redeemed or a
               statement that all shares held in the account are to be redeemed

                    Payment instructions (we normally mail redemption
               proceeds to your address as registered with the Trust)

                    Signature(s) of the registered shareholder(s); and

                    Signature guarantee(s), if required, as indicated above

     "When will I receive the proceeds of my redemption?"

             Redemption proceeds are normally sent on the next business day following receipt in proper form of your redemption request. Except as described below, payments will normally be sent to your address of record within 7 days.

          Redemption     Method of Payment        Charges

          Under $1,000        Check               None

          $1,000 or more      Check or, if and    None
                              as you requested on
                              your Application or Ready
                              Access Features Form,
                              wired or transferred
                              through the Automated
                              Clearing House to your
                              Financial Institution
                              Account

          Through a broker
          /dealer             Check or wire, to   None
                              your broker/dealer.
                                                  However,
                                              your broker/dealer
                                              may charge a fee.

          Although the Trust does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

             The Trust may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or
     (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

          The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

          The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

             Redemption proceeds may be paid in whole or in part by distribution of the Trust's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

     "Are there any reinvestment privileges?"

          If you reinvest proceeds of redemption within 120 days of a redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

          The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.

          Reinvestment will not alter the tax consequences of your original redemption.

     "Is there an Automatic Withdrawal Plan?"

             Yes, but it is only available for Class A Shares. Under an Automatic Withdrawal Plan you can arrange to receive a monthly or quarterly check in a stated amount, not less than $50.




                    ALTERNATE PURCHASE PLANS

     "How do the different arrangements for Class A Shares and Class C Shares affect the cost of buying, holding and redeeming shares, and what else should I know about the two classes?"

          In this Prospectus the Trust provides you with two alternative ways to invest in the Trust through two separate classes of shares. All classes represent interests in the same portfolio of Oregon Obligations. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

               Class A Shares           Class C Shares
          "Front-Payment Shares"   "Level-Payment Shares"

     Initial        Class A Shares are       None. Class C
     Sales          offered at net asset     Shares are offered
     Charge         value plus a maximum     at net asset value
                    sales charge of 4%,      with no sales charge
                    paid at the time of      payable at the time
                    purchase. Thus,          of purchase.
                    your investment is
                    reduced by the
                    applicable sales
                    charge.

     Contingent     None (except for         A maximum CDSC* of
     Deferred       certain purchases of     1% is imposed upon
     Sales          $1 million or more)      the redemption of
     Charge                                  Class C Shares held
     ("CDSC")                                for less than 12
                                             months. No CDSC
                                             applies to Class C
                                             shares acquired
                                             through the
                                             reinvestment of
                                             dividends.

     Distributions  An asset retention       Level charge for
     And            service fee of 0.15      distribution and
     Service        of 1% is imposed on      service fees for 6
     Fees           the average annual       years after the date
                    net assets               of purchase at the
                    represented by the       aggregate annual
                    Class A Shares.          rate of 1% of the
                                             average net assets
                                             represented by the
                                             Class C Shares

     Other          The initial sale         Class C Shares
     Information    charge is waived or      together with a pro-
                    reduced in some          rata portion of all
                    cases. Larger            Class C Shares
                    purchases qualify        acquired through
                    for lower sales          dividends and other
                    charges.                 distributions paid
                                             in additional Class
                                             C Shares
                                             automatically
                                             convert to Class A
                                             Shares after 6
                                             years.



     Systematic Payroll Investments

          You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Trust. To participate in the Payroll Plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Trust requires that you complete the application included with this Prospectus. Once your application is received by the Trust and a new account is opened, under the Payroll Plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Trust for purchase of shares at the then current offering price, which includes applicable sales charge. You will receive a confirmation from the Trust for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

     "What price will I pay for the Trust's shares?"

     Class A Shares Offering       Class C Shares Offering
     Price                         Price

     Net asset value per share     Net asset value per
     plus the applicable           share
     sales charge


             You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or
     (2) when the Distributor judges it is in the Trust's best interest to do so.

     "What are the sales charges for purchases of Class A Shares?"

          The following table shows the amount of sales charge incurred by a "single purchaser" of Class A Shares. A "single purchaser" is:

          *    an individual;
          * an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their account;
          * a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or
          *    a tax-exempt organization as detailed in Section 501(c)(3) or
     (13) of the Internal Revenue Code.

                               II               III
                         Sales Charge as     Sales Charge as
                         Percentage of       Approximate
           I             Public              Percentage of
     Amount of Purchase  Offering Price      Amount Invested

     Less than $25,000   4.00%               4.17%
     $25,000 but less
       than $50,000      3.75%               3.90%
     $50,000 but less
       than $100,000     3.50%               3.63%
     $100,000 but less
       than $250,000     3.25%               3.36%
     $250,000 but less
       than $500,000     3.00%               3.09%
     $500,000 but less
       than $1,000,000   2.50%               2.56%

     For purchases of $1 million or more see "Sales Charges for Purchases of $1 Million or More."

     For example:

     If you pay $10,000 (Column I), your sales charge would be 4.00% or
     $400 (Column II).    ($10,000 x .04 = $400)

     The value of your account, after deducting the sales charge from your payment, would increase by $9,600. (This would be the initial value of your account if you opened it with the $10,000 purchase.) ($10,000 - $400 = $9,600)

     The sales charge as a percentage of the increase in the value of your account would be 4.17% (Column III). ($400 / $9,600 = .0416666 or
     4.17%)


     Sales Charges for Purchases of $1 Million or More

          You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are Class A Shares issued under the following circumstances:

          (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

          (ii) all Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million.

          If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

          You will pay 1% of the Redemption Value if you redeem within the first two years after purchase, and 0.50 of 1% of the Redemption Value if you redeem within the third or fourth year. The Redemption Value is the net asset value of the redeemed shares when they were purchased or when they are redeemed, whichever is less.


Reduced Sales Charges for Certain Purchases of Class A Shares

     Right of Accumulation

     "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

     Letters of Intent

     "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included with the Application) is received by the Distributor.

     General

     Class A Shares may be purchased without a sales charge by certain classes of purchasers.

     Certain Investment Companies

        If you redeem shares of an investment company (not a member of the Aquilasm Group of Funds) on which you have paid a sales charge, you can invest the proceeds within 120 days in Class A Shares of the Trust without paying a sales charge. You can get additional information from the Distributor.

"What are the sales, service and distribution charges for Class C Shares?"

*    No sales charge at time of purchase.

* Annual fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Trust represented by Class C Shares.

* After six years, Class C Shares automatically convert to Class A Shares, which bear lower service and distribution fees.

     Redemption of Class C Shares

* 1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

* No CDSC applies if Class C Shares are held for 12 months after purchase.

* Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

     Broker/Dealer Compensation - Class C Shares

     The Distributor will pay any broker/dealer executing a Class C Share purchase 1% of the sales price.

"What about confirmations?"

     A statement will be mailed to you confirming each purchase of shares in the Trust. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share).

"Is there a Distribution Plan or a Services Plan?"

     The Trust has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

          (i) permit the Trust to finance activities primarily intended to result in the sale of its shares;

          (ii) permit the Manager, out of its own funds, to make payment for distribution expenses; and

    (iii) protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

        Pursuant to the Plan, the Trust makes payments with respect to both Class A and C Shares under agreements to certain broker/dealers, or others who have (i) rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's shares or (ii) assisted in the servicing of shareholder accounts.

        For any fiscal year, these payments may not exceed 0.15 of 1% for Class A Shares, and 0.75 of 1% for Class C Shares, of the average annual net assets represented by each class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     For any class, these payments are made only from the assets allocable to that class. Whenever the Trust makes Class A permitted payments, the aggregate annual rate of the advisory fee and sub-advisory fee otherwise payable by the Trust will be reduced from 0.50 of 1% to 0.40 of 1% of the Trust's average annual net assets.

Shareholder Services Plan for Class C Shares

        The Trust's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Trust's assets represented by Class C Shares.

     Service fees with respect to Class C Shares will be paid to the Distributor during the first year after purchase and thereafter to other qualified recipients.

   "Transfer on Death" Registration (Both Classes)

        The Trust generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.

                        DIVIDENDS AND DISTRIBUTIONS

"How are dividends and distributions determined?"

        The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Trust purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Trust's income varies, so will the Trust's dividends. There is no fixed dividend rate. It is expected that most of the Trust's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

     Redeemed shares continue to earn dividends through and including the earlier of:

               1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

               2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

     The Trust's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

        Dividends and distributions will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value on the record date for the dividend or distribution, unless you elect otherwise.

        You may choose to have all or any part of the payments for dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

        You can make any of these elections on the Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

        All shareholders, whether their dividends and distributions are received in cash or reinvested, will receive a monthly statement indicating the current status of their investment account with the Trust.

        If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Trust may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

                        TAX INFORMATION

     Net investment income includes income from Oregon Obligations in the portfolio, which the Trust allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Trust will allocate "exempt-interest dividends" by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

     It is possible that, under certain circumstances, a small portion of dividends paid by the Trust will be subject to income taxes. During the Trust's fiscal year ended September 30,1999 96.24% of the Trust's dividends were exempt-interest dividends. For the calendar year 1999, 100% of total dividends paid were exempt-interest dividends.

     Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

     The Trust intends to qualify during each fiscal year under the Internal Revenue Code to pay "exempt-interest dividends" to its shareholders. "Exempt-interest dividends" derived from net income earned by the Trust on Oregon Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although "exempt-interest dividends" are not taxed, each taxpayer must report the total amount of tax-exempt interest (including "exempt-interest dividends" from the Trust) received or acquired during the year.

     The Trust will treat as ordinary income in the year received certain gains on Oregon Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

     Capital gains dividends (net long-term gains over net short-term losses which the Trust distributes and so designates) are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Trust or receives it in cash, regardless of the length of time the investment is held.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Trust are not distributed, but carried forward by the Trust to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Trust's gains or losses on sales of Oregon Obligations will be deemed long- or short-term, depending upon the length of time the Trust holds these obligations.

     You will receive information on the tax status of the Trust's dividends and distributions annually.

Special Tax Matters

     Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Trust may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you or your spouse are receiving Social Security or railroad retirement benefits, a portion of these benefits may become taxable, if you receive exempt-interest dividends from the Trust.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Trust.

     Interest from all Oregon Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Trust will not invest more than 20% of its assets in the types of Oregon Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Oregon taxes?"

     Individual shareholders of the Trust, resident in Oregon, will not be subject to Oregon personal income tax on distributions received from the Trust to the extent such distributions are attributable to interest on tax-exempt obligations of the State of Oregon and its political subdivisions and authorities or on obligations issued by or under the authority of the governments of Puerto Rico, the Virgin Islands, Guam, and the Northern Mariana Islands, provided that the Trust complies with the requirement of the Code that at least 50 % of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from Federal income tax under Section 103(a) thereof.

     Other distributions from the Trust, including all long-term and short-term capital gains, will generally not be exempt from Oregon income tax.

     Trust distributions are expected to be fully includable in income in determining the Oregon excise tax on corporations.

     Shares of the Trust will not be subject to the Oregon property tax.

     Shareholders of the Trust should consult their tax advisers about other state and local tax consequences of their investment in the Trust.

                    TAX-FREE TRUST OF OREGON
                      FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     The financial highlights table is intended to help you understand the Trust's financial performance for the designated periods of the Trust's operations. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Trust's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.


                             Class A(1)                     Class C(2)
                            Year ended September 30,         Year Ended
                                                             September 30

                              1999    1998    1997      1999     1998
Net Asset Value, Beginning
  of Period .............     $10.86  $10.68   $10.49  $10.85  $10.67

Income from Investment
  Operations:
  Net investment income ..      0.50    0.53     0.53    0.41    0.43
  Net gain (loss) on
    securities (both
    realized and
    unrealized) ..........      (0.56)   0.19    0.21   (0.55)    0.21

  Total from Investment
    Operations ...........      (0.06)   0.72    0.74    (0.14)   0.63
Less Distributions:
  Dividends from net
    investment income ....      (0.51)  (0.53)   (0.54)  (0.42)  (0.44)
  Distributions from
    capital gains ........      (0.02)  (0.01)   (0.01)  (0.02)  (0.01)

  Total Distributions ....      (0.53)   (0.54)   (0.55)  (0.44) (0.45)
Net Asset Value, End of
  Period .................      $10.27   $10.86   $10.68  $10.27  $10.85

Total Return (not reflecting
  sales charge)(%) .......       (0.62)   6.90    7.21    (1.38)    6.00

Ratios/Supplemental Data
  Net Assets, End of Period
    (in millions $)              309     322     312       3        1.2
  Ratio of Expenses to
     Average Net
     Assets (%) ..........        0.71    0.71    0.73     1.56     1.56
  Ratio of Net Investment
    Income to Average Net
    Assets (%) ...........        4.70    4.83    5.01     3.84     3.98
Portfolio Turnover
  Rate (%) ...............        16       7        5     16         7

The expense ratios after giving effect to the expense offset for uninvested cash balances were :

Ratio of Expenses to
Average Net Assets (%)
                                 0.68      0.69     0.72    1.53    1.54


        Class A(1)                 Class C(3)
    Year ended September 30,       Period ended   Year ended
                                   9/30/96         9/30/97
   1995     1996
   $10.20   $10.55                    $10.34        $10.49
     0.55     0.54                      0.22          0.44
   (0.39)    (0.05)                     0.15          0.20
   (0.94)     0.49                      0.37          0.64
   (0.55)    (0.54)                    (0.22)        (0.45)
   (0.04)    (0.01)                       -          (0.01)
   (0.59)    (0.55)                    (0.22)        (0.46)
   $10.55    $10.49                    $10.49       $10.67
     9.52      4.76                      3.61+        6.20
   311       305                          .3           .8
   0.73        0.73                      1.56*        1.58
     5.37      5.15                      4.17*        4.14
    13        10                        10+           5
     0.71      0.72                      1.56         1.57


(1) Designated as Class A Shares on April 5, 1996.

(2) New Class of Shares established on April 5, 1996.

(3) From April 5, 1996 through September 30, 1996.

+ Not annualized.

* Annualized.

                 APPLICATION FOR TAX-FREE TRUST OF OREGON
                    FOR CLASS A OR CLASS C SHARES ONLY
              PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                                PFPC Inc.,
                400 Bellevue Parkway, Wilmington, DE 19809
                           Tel.# 1-800-872-6735

STEP 1
A. ACCOUNT REGISTRATION

___Individual  Use line 1
___Joint Account*  Use lines 1&2
___For a Minor  Use line 3
___For Trust, Corporation, Partnership or other Entity  Use line 4

* Joint Accounts will be Joint Tenants with rights of survivorship unless otherwise specified.
** Uniformed Gifts/Transfers to Minors Act.

Please type or print name exactly as account is to be registered 1.______________________________________________________________________
    First Name   Middle Initial   Last Name   Social Security Number
2.______________________________________________________________________
    First Name   Middle Initial   Last Name   Social Security Number
3.______________________________________________________________________
    Custodian's First Name      Middle Initial          Last Name

Custodian for __________________________________________________________
                 Minor's First Name   Middle Initial   Last Name
Under the _____________UGTMA** _________________________________________
          Name of State        Minor's Social Security Number
4. _____________________________________________________________________
   _____________________________________________________________________
(Name of Corporation or organization. If a Trust, include the name(s) of Trustees in which account will be registered and the name and date of the Trust Instrument. Account for a Pension or Profit Sharing Plan or Trust may be registered in the name of the Plan or Trust itself.)
________________________________________________________________________
          Tax I.D. Number    Authorized Individual          Title


B. MAILING ADDRESS AND TELEPHONE NUMBER

________________________________________________________________________
  Street or PO Box                           City
_________________________________           (______)____________________
  State           Zip                         Daytime Phone Number

Occupation:________________________Employer:____________________________

Employer's Address:_____________________________________________________
                     Street Address:               City  State  Zip

Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. Citizen or resident and not subject to back-up withholding (See certification in Step 4, Section B, below.)


C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

______________________________       ___________________________________
Dealer Name                           Branch Number
______________________________       ___________________________________
Street Address                        Rep. Number/Name
______________________________       (_________)________________________
  City        State    Zip            Area Code        Telephone


STEP 2 PURCHASES OF SHARES
A. INITIAL INVESTMENT

(Indicate Class of Shares)
__  Class A Shares (Front-Payment Class)
__  Class C Shares (Level-Payment Class)

Indicate Method of Payment (For either method, make check payment to TAX-FREE TRUST OF OREGON)

__ Initial Investment $____________ (Minimum $1,000)
__ Automatic Investment $___________ (Minimum $50)

For Automatic Investments of at least $50 per month, you must complete Step 3, Section A, Step 4, Sections A & B and attached a PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.

IF NO SHARE CLASS IS MARKED, INVESTMENT WILL AUTOMATICALLY BE MADE IN CLASS A SHARES.


B. DISTRIBUTIONS

All income dividends and capital gains distributions are automatically reinvested in additional shares at Net Asset Value unless otherwise indicated below.

Dividends are to be:___ Reinvested  ___Paid in cash*

Capital Gains Distributions are to be: ___ Reinvested ___ Paid in cash*

    * For cash dividends, please choose one of the following options:

___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)

___ Mail check to my/our address listed in Step 1B.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Tax-Free Trust of Oregon account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling the Trust toll-free at 1-800-872-6735. To establish this program, please complete Step 4, Sections A & B of this Application.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


C. LETTER OF INTENT

APPLICABLE TO CLASS A SHARES ONLY.
See Terms of Letter of Intent and Escrow at the end of this application
___ Yes ___ No

I/We intend to invest in Class A Shares of the Trust during the 13-month period from the date of my/our first purchase pursuant to this Letter (which purchase cannot be more than 90 days prior to the date of this Letter), an aggregate amount (excluding any reinvestment of dividends or distributions) of at least $25,000 which, together with my/our present holdings of Trust shares (at public offering price on date of this Letter), will equal or exceed the minimum amount checked below:

___  $25,000      ___  $50,000       ___ $100,000      ___ $250,000
___  $500,000


D. AUTOMATIC WITHDRAWAL PLAN

APPLICABLE TO CLASS A SHARES ONLY.
(Minimum investment $5,000)

Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, PFPC Inc. (the "Agent") is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $ ______________beginning________________.
                                     Minimum: $50             Month/Year
          Payments to be made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial Institution name, address and your account number.
_______________________________     ______________________________________
 First Name Middle Initial Last Name   Financial Institution Name
_______________________________     ______________________________________
 Street                              Financial Institution Street Address
_______________________________     ______________________________________
 City     State     Zip              City     State     Zip
                                      ____________________________________
                                      Financial Institution Account Number


E. TELEPHONE EXCHANGE

(Check appropriate box)
___ Yes ___ No
This option allows you to effect exchanges among accounts in your name within the Aquilasm Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.


F. EXPEDITED REDEMPTION

(Check appropriate box)
___ Yes ___ No
The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The
Financial Institution account must be in the same name(s) as this Trust account is registered.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).

_______________________________   ____________________________________
 Account Registration            Financial Institution Account Number
_______________________________   ____________________________________
 Financial Institution Name      Financial Institution Transit/Routing
                                                                Number
_______________________________   ____________________________________
 Street                            City     State     Zip



STEP 4 Section A

DEPOSITOR'S AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, PFPC Inc. and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number ____________________________________

Name and Address where my/our account is maintained

Name of Financial Institution____________________________________________

Street Address___________________________________________________________

City__________________________________________State ________ Zip ________
Name(s) and Signature(s) of Depositor(s) as they appear where account is registered

______________________________________________
        (Please Print)
X_____________________________________________  __________________
          (Signature)                                    (Date)

______________________________________________
        (Please Print)

X_____________________________________________  __________________
          (Signature)                                    (Date)


                         INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.


STEP 4 Section B

SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Trust and has received and read a current Prospectus of the Trust and agrees to its terms.

- I/We authorize the Trust and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Trust and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Trust account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Trust and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Trust account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Trust, the Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Trust, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST,
  ALL TRUSTEES MUST SIGN.*
__________________________     ____________________________     _________
 Individual (or Custodian)      Joint Registrant, if any            Date
__________________________     ____________________________     _________
 Corporate Officer, Partner,    Title                               Date
 Trustee, etc.

* For Trusts, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment, Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Trust's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.

- Either the Trust or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Trust reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.


BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access features form which may be obtained from Aquila Distributors at 1-800-872-6734 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account.
  The new Financial Institution change is effective in 15 days after this form is received in good order by the Trust's Agent.


TERMS OF LETTER OF INTENT AND ESCROW

      By checking Box 3c and signing the Application, the investor is entitled to make each purchase at the public offering price applicable to a single transaction of the dollar amount checked above, and agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.

      The investor is making no commitment to purchase shares, but if the investor's purchases within thirteen months from the date of the investor's first purchase do not aggregate $25,000, or, if such purchases added to the investor's present holdings do not aggregate the minimum amount specified above, the investor will pay the increased amount of sales charge prescribed in the terms of escrow below.

      The commission to the dealer or broker, if any, named herein shall be at the rate applicable to the minimum amount of the investor's specified intended purchases checked above. If the investor's actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to the investor's total purchases. If the investor's purchases exceed the dollar amount of the investor's intended purchases and pass the next commission break-point, the investor shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of the investor's total purchases.

      The investor's dealer or broker shall refer to this Letter of Intent in placing any future purchase orders for the investor while this Letter is in effect.

      The escrow shall operate as follows:

1. Out of the initial purchase (or subsequent purchases if necessary), 3% of the dollar amount specified in the Letter of Intent (computed to the nearest full share) shall be held in escrow in shares of the Trust by the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.

2. If the total minimum investment specified under the Letter is completed within a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

3. If the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Distributor or the dealer, the Distributor will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full shares and any cash proceeds for a fractional share remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.

4. By checking Box 3c and signing the Application, the investor irrevocably constitutes and appoints the Agent or the Distributor as his attorney to surrender for redemption any or all escrowed shares on the books of the Trust.


AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

2. Certificates will not be issued for shares of the Trust purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Trust. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Trust at Net Asset Value without a sales charge.

4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Trust) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Trust's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Trust. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Trust, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Trust, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously
   making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          [Inside Back cover]

                            Manager and Founder
                       Aquila Management Corporation
         380 Madison Avenue, Suite 2300 * New York, New York 10017

                          Investment Sub-Adviser
                      U.S. Bank National Association
       111 S.W. Fifth Avenue * U.S. Bancorp Tower * Portland, Oregon
                                   97204

                             Board of Trustees
                        Lacy B. Herrmann, Chairman
                              Vernon R. Alden
                            David B. Frohnmayer
                             James A. Gardner
                             Diana P. Herrmann
                            Sterling K. Jenson
                              Raymond H. Lung
                             John W. Mitchell
                              Richard C. Ross
                               Ralph R. Shaw

                                 Officers
                       Diana P. Herrmann, President
                James M. McCullough, Senior Vice President
                      Kerry A. Lemert, Vice President
                   Christine L. Neimeth, Vice President
                 Rose F. Marotta, Chief Financial Officer
                        Richard F. West, Treasurer
                       Edward M.W. Hines, Secretary

                                Distributor
                         Aquila Distributors, Inc.
         380 Madison Avenue, Suite 2300 * New York, New York 10017

                 Transfer and Shareholder Servicing Agent
                                 PFPC Inc.
         400 Bellevue Parkway * Wilmington Center, Delaware 19809

                                 Custodian
                       Bank One Trust Company, N.A.
               100 East Broad Street * Columbus, Ohio 43271

                           Independent Auditors
                                 KPMG LLP
                345 Park Avenue * New York, New York 10154

                                  Counsel
       Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone llp
                551 Fifth Avenue * New York, New York 10176

          [Back cover-left column]

        This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Trust and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Trust available to you.

        You can get additional information about the Trust's investments in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can get the SAI and the Trust's annual and semi-annual reports without charge, upon request by calling 800-872-6735 (toll free).

        In addition, you can review and copy information about the Trust (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. You can get information on the operation of the SEC's public reference room by calling the SEC at 1-800-SEC-0330. You can get other information about the Trust at the SEC's Internet site at http://www.sec.gov. You can get copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


                            -------

          The file number under which the Trust is registered with the SEC under the Investment Company Act of 1940 is 811-4626.


                       TABLE OF CONTENTS

          The Trust's Objective, Investment Strategies and Main Risks 2
          Risk/Return Bar Chart and Performance Table           3
          Fees and Expenses of the Trust                        4
          Investment of the Trust's Assets                      5
          Trust Management                                      9
          Net Asset Value Per Share                            10
          Purchases                                            10
          Redeeming Your Investment                            12
          Alternate Purchase Plans                             16
          Dividends and Distributions                          24
          Tax Information                                      25
          Financial Highlights                                 28
          Application and Letter of Intent

          [Back cover-right column]

                              Tax-Free Trust
                                 of Oregon

                                One Of The
                          Aquilasm Group Of Funds

                                A tax-free
                             income investment

                 A Series of The Cascades Trust

                           PROSPECTUS

                           ---------

                To receive a free copy of the Trust's SAI,
            annual or semi-annual report, or other information
          about the Trust, or to make shareholder inquiries call:

                the Trust's Shareholder Servicing Agent at:
                          800-872-6735 toll-free

                           or you can write to:
          PFPC Inc. * 400 Bellevue Parkway * Wilmington, DE 19809

                For general inquiries & yield information,
                    call 800-872-6734 or 212-697-6666.

                      This Prospectus should be read
                     and retained for future reference

Aquilasm
 Group of Funds


                         Tax-Free Trust of Oregon
        380 Madison Avenue, Suite 2300  *  New York, New York 10017
                       800-872-6734  *  212-697-6666

                                PROSPECTUS

Class Y Shares                            January 31, 2000
Class I Shares

                  Tax-Free Trust of Oregon is a mutual fund that seeks to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital. The Trust invests in municipal obligations that pay interest exempt from Oregon state and Federal income taxes and are of investment grade quality.

           For purchase, redemption or account inquiries contact
                 the Trust's Shareholder Servicing Agent:
          PFPC Inc. * 400 Bellevue Parkway * Wilmington, DE 19809
                        Call 800-872-6735 toll free

                 For general inquiries & yield information
                Call 800-872-6734 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the
  Trust's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

THE TRUST'S OBJECTIVE, INVESTMENT STRATEGIES AND MAIN RISKS

"What is the Trust's objective?"

        The Trust's objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

"What is the Trust's investment strategy?"

         The Trust invests in tax-free municipal obligations, which pay interest exempt from Oregon state and regular Federal income taxes. We call these "Oregon Obligations." In general, all or almost all of these obligations are issued by the State of Oregon, its counties and various other local authorities; at least 65% of the portfolio will always consist of obligations of these issuers. These obligations can be of any maturity but the Trust's average portfolio maturity has traditionally been between 12 and 18 years. At the time of purchase, an obligation must be considered "investment grade."

             The Sub-Adviser selects obligations for the Trust's portfolio to best achieve the Trust's objectives. The Sub-Adviser evaluates specific obligations for purchase by various characteristics including quality, maturity and coupon rate.

             The interest paid on certain types of Oregon Obligations may be subject to the Federal alternative minimum tax ("AMT"). At least 80% of the Trust's net assets must be invested in Oregon Obligations whose interest is not subject to AMT.

"What are the main risks of investing in the Trust?"

  Among the risks of investing in shares of the Trust and its portfolio of securities are the following:

       Loss of money is a risk of investing in the Trust.

          The Trust's assets, being primarily or entirely Oregon issues, are subject to economic and other conditions affecting Oregon. Adverse local events, such as a downturn in the Oregon economy, could affect the value of the Trust's portfolio.

          There are two types of risk associated with any fixed-income debt securities such as Oregon Obligations: interest rate risk and credit risk.


             * Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Oregon Obligations, will normally decline. All fixed-rate debt securities, even the most highly rated Oregon Obligations, are subject to interest rate risk. Oregon Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

             * Credit risk relates to the ability of the particular issuers of the Oregon Obligations the Trust owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

     An investment in the Trust is not a deposit in U.S. Bank National Association or its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

        The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Trust invests in the securities of specific issuers, the more the Trust is exposed to risks associated with investments in those issuers.

                     TAX-FREE TRUST OF OREGON
           RISK/RETURN BAR CHART AND PERFORMANCE TABLE

   The bar chart and table shown below provide an indication of the risks of investing in Tax-Free Trust of Oregon by showing changes in the performance of the Trust's Class Y Shares from year to year over a four-year period and by showing how the Trust's average annual returns for one year and since inception compare to a broad measure of market performance. How the Trust has performed in the past is not necessarily an indication of how the Trust will perform in the future.




[Bar Chart]
Annual Total Returns
1996-1999


8%             7.50%
          6.22  XXXX
6%        XXXX  XXXX
          XXXX  XXXX  5.56%
4%        XXXX  XXXX  XXXX
          XXXX  XXXX  XXXX
2%        XXXX  XXXX  XXXX
          XXXX  XXXX  XXXX
0%        XXXX  XXXX  XXXX
          XXXX  XXXX  XXXX
-1        XXXX  XXXX  XXXX
          XXXX  XXXX  XXXX  -1.73
          1996  1997  1998  1999
     Calendar Years

During the period shown in the bar chart, the highest return for a quarter was 2.58% (quarter ended June 30, 1997) and the lowest return for a quarter was -1.41% (quarter ended June 30, 1999).





                      Average Annual Total Return

                                             Since
For the period                     1-Year    inception*
ended December 31, 1999

Tax-Free Trust of Oregon
Class Y Shares                          5.75%     7.93%

Tax-Free Trust of Oregon
Class I Shares **                       N/A       N/A

Lehman Brothers
Municipal Bond Index ***                6.47%     7.12%

*From commencement of Class Y Shares on April 5, 1996.

**Commencement of Class I Shares was on January 31, 1998. To date no Class I Shares have been sold.

***The Lehman Brothers Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade long-term municipal securities of issuers throughout the United States. At December 31, 1999, there were approximately 53,000 securities in the Index.

                    TAX-FREE TRUST OF OREGON
                 FEES AND EXPENSES OF THE TRUST
This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust. No Class I Shares are currently outstanding.



                                        Class I        Class Y
                                        Shares         Shares
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.........................None           None
  (as a percentage of offering price)
Maximum Deferred Sales Charge (Load).........None           None
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends or Distributions
  (as a percentage of offering price)........None           None
Redemption Fees..............................None           None
Exchange Fee.................................None           None


Annual Trust Operating Expenses (expenses that are deducted from the Trust's assets)


Management Fee .....................         0.40%          0.40%
Distribution
and/or Service (12b-1)Fee....................0.10%(1)        None
All Other Expenses (2).......................0.35%          0.16%
 Total Annual Trust Operating Expenses (2)...0.85%          0.56%


(1) Current rate; up to 0.25% can be authorized.

(2) Does not reflect a 0.03% offset in Trust expenses received in the year ended September 30, 1999 for uninvested cash balances. Reflecting this offset for that year, all other expenses and total annual Trust operating expenses were 0.32% and 0.82%, respectively, for Class I Shares; for Class Y Shares, these expenses were 0.13% and 0.53%, respectively. Other expenses for the two classes differ because Class I Shares bear program costs for financial intermediaries of 0.25%, which includes transfer agent services, and charges common to both classes of 0.10%; Class Y Shares bear only the common charges of 0.10% and an allocation for transfer agent services of 0.06%



Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year    3 years   5 years    10 years
Class I Shares.......... $87       $271      $471      $1,049
Class Y Shares...........$57       $179      $313        $701



               INVESTMENT OF THE TRUST'S ASSETS

"Is the Trust right for me?"

        The shares of the Trust are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Oregon state and regular Federal income taxes.

        Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements. The Fund does not sell the shares of either class directly to retail customers.

Oregon Obligations

        The Trust invests in Oregon Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Oregon income taxes. They include obligations of Oregon issuers and certain non-Oregon issuers, of any maturity.

   At the time of purchase, the Trust's Oregon Obligations must be of investment grade quality. This means that they must either

     * be rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or,

     * if unrated, be determined to be of comparable quality by the Trust's Sub-Adviser, U.S. Bank National Association.

            The obligations of non-Oregon issuers that the Trust can purchase are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Oregon income taxes. The Trust purchases the obligations of these issuers only when obligations of Oregon issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations:
"notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

               The various public purposes for which municipal obligations are issued include:

               *obtaining funds for general operating expenses, *refunding outstanding obligations,
               *obtaining funds for loans to other public institutions and facilities, and
               *funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

               Municipal obligations include:

               *tax, revenue or bond anticipation notes, *construction loan notes,
               *project notes, which sometimes carry a U.S. government guarantee,
               *municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and
               *floating and variable rate demand notes.


"What factors may affect the value of the Trust's investments and their yields?"

          Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Trust's portfolio. Any such change may have different effects on short-term and long-term Oregon Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Trust may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Trust's objective, preservation of capital, it may also result in a lower level of income.

"What are the main risk factors and special considerations regarding investment in Oregon Obligations?"

     The following is a discussion of the general factors that might influence the ability of Oregon issuers to repay principal and interest when due on Oregon Obligations that the Trust owns. The Trust has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

        Oregon's economy has diversified away from timber and agriculture to a broader mix of high technology, service, and international trade. Despite the successful migration from dependence on lumber and agriculture, the State's employment has lagged that of the Nation. The Nation's unemployment of 4.5% has not been this strong since the early 1960s. Oregon's unemployment has been as high as 5.5% in 1999.

        This had not been the case for most of the 1990s. Oregon had been among the 10 leading states for job growth throughout most of the 1990s. However, over the last two years, a steady loss of manufacturing jobs has dampened growth in the State. A star industry in the State had been semiconductor manufacturing, but global oversupply and low prices have halted growth in this industry. Oregon's manufacturers are greatly dependent on the Asian economy for an outlet for their goods. The weakness or strength of the Asian economy has a large influence on Oregon's economy.

        The principal sources of State tax revenues are the personal income and corporate income taxes. Oregon does not have a sales tax; however, the issue of a sales tax is brought before the Oregon voters frequently. Oregon has a very friendly initiative process; any registered Oregon voter may submit a proposed initiative. In recent years, Oregon has seen active use of the initiative and referendum process, with initiative measures being proposed on a variety of constitutional and statutory topics. Three such initiatives voted on in the 1990s have dramatically changed the landscape for local government.

        In addition to general obligation bonds, the State and its political subdivisions issue revenue obligations payable from specific projects or sources, including lease rentals. There can be no assurance that a material downturn in the State's economy, with resulting impact on the financial strength of State and local entities, will not adversely affect the ability of obligors of the obligations held in the Trust's portfolio to make the required payments on these obligations and, consequently, the market value of such obligations.

        Additionally, certain municipal securities held by the Trust may rely in whole or in part for repayment on ad valorem property taxes. There are limits under Oregon State law on the issuance of bonds supported by such taxes. In recent years several voter initiatives have also amended the State Constitution to "freeze" or roll back such taxes. Prior to the enactment of the measures rolling back ad valorem property taxes school districts received 70% of their funds from the tax and 30% from the State (income tax). These initiatives created the need for the school districts to go to the State for more funding. Now, the State funds 70% of school district funding, with 30% coming from property taxes. Whereas, the State has been able to fund the minimum needs, the revenue sources for the State are much more volatile revenue than are property taxes.

        There is a relatively inactive market for municipal bonds of Oregon issuers other than the general obligations of the State itself and certain other limited segments of the market. Consequently, the market price of such other bonds may have a higher degree of volatility and it may be difficult to execute sales of blocks of such bonds. If the Trust were forced to sell a large volume of these bonds for any reason, such as redemption's of a large number of its shares, there is a risk that the large sale itself might adversely affect the value of the Trust's portfolio.


                        TRUST MANAGEMENT

"How is the Trust managed?"

     Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Trust's investment adviser under an Advisory and Administration Agreement. It has delegated its investment advisory duties, including portfolio management, to U.S. Bank National Association, the Sub-Adviser, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, either keeping the accounting records of the Trust or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust, maintaining the Trust's books and records and providing other administrative services.

     The Sub-Adviser provides the Trust with local advisory services.

     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust and arranging for the purchase and the sale of securities held in the portfolio of the Trust; and, at the Sub-Adviser's expense, for pricing of the Trust's portfolio daily.

        During the fiscal year ended September 30, 1999, the Trust accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets.

Information about the Manager and the Sub-Adviser

        The Trust's Manager is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and equity funds. As of December 31, 1999, these funds had aggregate assets of approximately $3.0 billion, of which approximately $1.8 billion consisted of assets of the tax-free municipal bond funds. Mr. Lacy B. Herrmann controls the Manager, which was founded in 1984, directly, through a trust and through share ownership by his wife.

        The Sub-Adviser is a subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55480, which is a regional multi-state bank holding company, headquartered in Minneapolis, Minnesota, that primarily serves the Midwestern, Rocky Mountain and Northwestern states. USB operates five banks and eleven trust companies with offices in 17 contiguous states from Illinois to Washington. USB also has various other subsidiaries engaged in financial services. At September 30, 1999, on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of approximately $77 billion, consolidated deposits of $48 billion and shareholders' equity of $6.7 billion.

        Mr. Michael Hamilton is the Trust's portfolio manager. Mr. Hamilton has been employed by the parent company of the Sub-Adviser and its predecessors since 1989. He has been associated with the Trust since 1994, assisting in administration and credit analysis and became portfolio manager in 1999. Mr. Hamilton has managed municipal bond common trust funds, individual municipal bond portfolios, taxable portfolios and money market funds. He holds a B.A. from College of Idaho and an M.B.A from Western Washington University.

                         NET ASSET VALUE PER SHARE

        The net asset value of the shares of each of the Trust's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Trust's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Trust's shares is based on portfolio market value, except that Oregon Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the next calculated net asset value after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

PURCHASES

"Are there alternate purchase plans?"

     This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of Oregon Obligations.

"Can I purchase shares of the Trust?"

        You can purchase shares of the Trust if you live in Oregon or in one of the other states listed below. You should not purchase shares of the Trust if you do not reside in one of the following states. Otherwise the Trust can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

     Also, if you do not reside in Oregon, dividends from the Trust may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Trust.

     On the date of this Prospectus, Class Y Shares are available only in:

                     * Oregon * California * Colorado
              * Connecticut * District of Columbia * Florida
 * Hawaii* Idaho * Illinois * Missouri * Nevada * New York * Pennsylvania

     Class I Shares are available only in:

                * Oregon * District of Columbia * Missouri
                                * New York

"How much money do I need to invest?"

     For Class Y Shares:

     $1,000. Subsequent investments can be in any amount.

     Class I Shares:

     Financial intermediaries can set their own requirements for initial and subsequent investments.

        Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

"How do I purchase shares?"

     You may purchase Class Y Shares:

     * through an investment broker or dealer, or a bank or financial intermediary, which has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

     * directly through the Distributor, by mailing payment to the Trust's Agent, PFPC Inc.

        * The price you will pay is net asset value for both Class Y Shares and Class I Shares. (See "What price will I pay for the Trust's shares?")

     You may purchase Class I Shares only through a financial intermediary.

Opening a Class Y Shares Account        Adding to a Class Y
Shares Account

* Make out a check for             * Make out a check for
the investment amount              the investment amount
payable to                         payable to
Tax-Free Trust of                  Tax-Free Trust
Oregon.                            of Oregon.

* Complete the application         * Fill out the pre-printed
included with the Prospectus,      stub attached
indicating the features            to the Trust's
you wish to authorize.             confirmations
                                   or supply the name(s)
                                   of account owner(s),
                                   the account number, and
                                   the name of the Trust.

* Send your check and              * Send your check and
completed application              completed account
to your dealer or                  information  to your
to the Trust's                     dealer or to the Trust's
Agent, PFPC Inc.                   Agent, PFPC Inc.

"Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

          * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

          * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

     Before you can transfer funds electronically, the Trust's Agent must have your completed application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Trust may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                         REDEEMING YOUR INVESTMENT

Redeeming Class Y Shares

        You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

     There is no minimum period for investment in the Trust, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

     A redemption may result in a tax liability for you.

"How can I redeem my investment?"


                      By mail, send instructions to:

                                 PFPC Inc.
                       Attn: Aquilasm Group of Funds
                           400 Bellevue Parkway
                        Wilmington, Delaware 19809

                            By telephone, call:

                               800-872-6735

                               By FAX, send
                             instructions to:

                               302-791-3055

     For liquidity and convenience, the Trust offers expedited redemption for Class Y Shares.

Expedited Redemption Methods

     You may request expedited redemption in two ways:

     1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

     a) to a Financial Institution account you have previously specified;
     or

     b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

                           Telephoning the Agent

     Whenever you telephone the Agent, please be prepared to supply:

          *    account name(s) and number
          *    name of the caller
          *    the social security number registered to the account
          *    personal identification

     Note: Check the accuracy of your confirmation statements immediately. The Trust, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

     2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-3055 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

          *    account name(s)
          *    account number
          *    amount to be redeemed
          *    any payment directions

     To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

     The name(s) of the shareholder(s) on the Financial Institution account must be identical to those on the Trust's records of your account.

     You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

     Regular Redemption Method

     To redeem by the regular redemption method, send a letter of instructions to the Trust's Agent, which includes:

          *    Account name(s)
          *    Account number
          * Dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed
          * Payment instructions (we normally mail redemption proceeds to your address as registered with the Trust)
          *    Signature(s) of the registered shareholder(s) and
          * Signature guarantee(s), if required, as indicated below. To be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

     We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

     Your signature may be guaranteed by any:

          *    member of a national securities exchange
          *    U.S. bank or trust company
          *    state-chartered savings bank
          *    federally chartered savings and loan association
          *    foreign bank having a U.S. correspondent bank; or
             * participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP")

     A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

        You may redeem all or any part of your Class I Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Trust. The Trust does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

"When will I receive the proceeds of my redemption?"

        Redemption proceeds for Class Y Shares are normally sent on the next business day following receipt in proper form of your redemption request. Except as described below, payments will normally be sent to your address of record within 7 days.

Redemption          Method of Payment        Charges

Under $1,000        Check                    None

$1,000 or more      Check or, if and         None
                    as you requested
                    on your Application
                    or Ready Access Features
                    Form, wired or
                    transferred through
                    the Automated Clearing
                    House to your Financial
                    Institution Account

Through a broker/
dealer              Check or wire            None.However,
                    to your broker /dealer   Your
                                             broker/dealer
                                             may charge a
                                             fee.

     Although the Trust does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

     Redemption payments for Class I Shares are made to financial intermediaries.

        The Trust may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

     The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

     The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

        Redemption proceeds may be paid in whole or in part by distribution of the Trust's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Is there an Automatic Withdrawal Plan?"

        Yes, but it is only available for Class Y Shares. Under an Automatic Withdrawal Plan you can arrange to receive a monthly or quarterly check in a stated amount, not less than $50.

                         ALTERNATE PURCHASE PLANS

     In this Prospectus the Trust provides you with two alternative ways to invest in the Trust through two separate classes of shares. All classes represent interests in the same portfolio of Oregon Obligations.

                    Class Y Shares      Class I Shares
                                                       "Institutional
                                             Class"    "Financial
                                             Intermediary Class"

Initial Sales       None                None. Financial
Charge                                  intermediaries may
                                        charge a fee for
                                        purchase of shares

Contingent          None                None
Deferred Sales
Charge ("CDSC")

Distributions and   None                Distribution fee of
Service Fees                            up to 0.25 of 1% of
                                        average annual net
                                        assets allocable to
                                        Class I Shares,
                                        currently 0.10 of 1%
                                        of such net assets,
                                        and a service fee
                                        of 0.25 of 1% of
                                        such assets

"What price will I pay for the Trust's shares?"

        The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended, or (2) when the Distributor judges it is in the Trust's best interest to do so.

     The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined offering price.

"What about confirmations and share certificates?"

     A statement will be mailed to you confirming each purchase of Class Y Shares in the Trust. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share). Financial intermediaries will confirm purchases of Class I Shares. The Trust will not issue certificates for Class Y Shares or Class I Shares.

"Is there a Distribution Plan or a Services Plan?"

     The Trust has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Trust to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Manager, out of its own funds, to make payment for distribution expenses; and

                    (iii) protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     No payments are made with respect to assets represented by Class Y
Shares.

        Under the Plan, the Trust makes payments with respect to Class I Shares under agreements to certain broker/dealers, or others who have (i) rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's shares or (ii) assisted in the servicing of shareholder accounts.

     For any fiscal year, payments with respect to Class I Shares are made at a rate set from time to time by the Board of Trustees (currently 0.10 of 1%) but not more than 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Fund. Such payments can be made only out of the Fund's assets allocable to the Class I Shares. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     For any class, these payments are made only from the assets allocable to that class. Whenever the Trust makes Class A permitted payments, the aggregate annual rate of the advisory fee and sub-advisory fee otherwise payable by the Trust will be reduced from 0.50 of 1% to 0.40 of 1% of the Trust's average annual net assets.

     Shareholder Services Plan for Class I Shares

        The Trust's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class I shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Payment is made only out of the Trust's assets represented by Class I Shares. No payments are made with respect to assets represented by Class Y Shares.

   "Transfer on Death" Registration (Not available for Class I Shares)

        If you own Class Y Shares, the Trust generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. This service is not available for Class I Shares.

DIVIDENDS AND DISTRIBUTIONS

"How are dividends and distributions determined?"

        The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Trust purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Trust's income varies, so will the Trust's dividends. There is no fixed dividend rate. It is expected that most of the Trust's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

     Redeemed shares continue to earn dividends through and including the earlier of:

               1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

               2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

     The Trust's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

        Dividends and distributions will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value on the record date for the dividend or distribution.

        If you own or purchase Class Y Shares, you may choose to have all or any part of the payments for dividends or distributions paid in cash. You can elect to have the cash portion of dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

        You can make any of these elections on the Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

        All arrangements for the payment of dividends and distributions with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.

        All Class Y shareholders, whether their dividends or distributions are received in cash or reinvested, will receive a monthly statement indicating the current status of their investment account with the Trust. Financial intermediaries provide their own statements of Class I Shares accounts.

        If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Trust may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

                        TAX INFORMATION

     Net investment income includes income from Oregon Obligations in the portfolio, which the Trust allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Trust will allocate "exempt-interest dividends" by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

        It is possible that, under certain circumstances, a small portion of dividends paid by the Trust will be subject to income taxes. During the Trust's fiscal year ended September 30,1999 96.24% of the Trust's dividends were exempt-interest dividends. For the calendar year 1999, 100% of total dividends paid were exempt interest dividends.

     Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

     The Trust intends to qualify during each fiscal year under the Internal Revenue Code to pay "exempt-interest dividends" to its shareholders. "Exempt-interest dividends" derived from net income earned by the Trust on Oregon Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although "exempt-interest dividends" are not taxed, each taxpayer must report the total amount of tax-exempt interest (including "exempt-interest dividends" from the Trust) received or acquired during the year.

     The Trust will treat as ordinary income in the year received certain gains on Oregon Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

     Capital gains dividends (net long-term gains over net short-term losses which the Trust distributes and so designates) are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Trust or receives it in cash, regardless of the length of time the investment is held.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Trust are not distributed, but carried forward by the Trust to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Trust's gains or losses on sales of Oregon Obligations will be deemed long- or short-term, depending upon the length of time the Trust holds these obligations.

     You will receive information on the tax status of the Trust's dividends and distributions annually.

Special Tax Matters

     Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Trust may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you or your spouse are receiving Social Security or railroad retirement benefits, a portion of these benefits may become taxable, if you receive exempt-interest dividends from the Trust.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Trust.

     Interest from all Oregon Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Trust will not invest more than 20% of its assets in the types of Oregon Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Oregon taxes?"

     Individual shareholders of the Trust, resident in Oregon, will not be subject to Oregon personal income tax on distributions received from the Trust to the extent such distributions are attributable to interest on tax-exempt obligations of the State of Oregon and its political subdivisions and authorities or on obligations issued by or under the authority of the governments of Puerto Rico, the Virgin Islands, Guam, and the Northern Mariana Islands, provided that the Trust complies with the requirement of the Code that at least 50 % of its assets at the close of each quarter of its taxable year is invested in state, municipal, or other obligations the interest on which is exempt from Federal income tax under Section 103(a) thereof.

     Other distributions from the Trust, including all long-term and short-term capital gains, will generally not be exempt from Oregon income tax.

     Trust distributions are expected to be fully includable in income in determining the Oregon excise tax on corporations.

     Shares of the Trust will not be subject to the Oregon property tax.

     Shareholders of the Trust should consult their tax advisers about other state and local tax consequences of their investment in the trust.


The table shown below for Class A Shares is for information purposes only.
Class A Shares are not offered by this Prospectus. No historical information exists for Class I Shares, none of which were outstanding during the period indicated.
                    TAX-FREE TRUST OF OREGON
                      FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     The financial highlights table is intended to help you understand the Trust's financial performance for the designated periods of the Trust's operations. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Trust's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.

                       Class A(1)                  Class Y(2)
                Year ended September 30,      Year  ended  September
                       1999      1998     1997      1999     1998
Net Asset Value, Beginning
  of Period ............. $10.86   $10.68   $10.49    $10.85  $10.68

Income from Investment
  Operations:
  Net investment income .. 0.50     0.53    0.53      0.52    0.54
  Net gain (loss) on
    securities (both
    realized and
    unrealized) .........(0.56)   0.19    0.21     (0.56)   0.19

  Total from Investment
    Operations ..........(0.06)   0.72    0.74     (0.04)   0.73

Less Distributions:
  Dividends from net
    investment income ...(0.51)   (0.53)  (0.54)    (0.52)   (0.55)
  Distributions from
    capital gains .......(0.02)   (0.01)  (0.01)    (0.02)   (0.01)

  Total Distributions ....(0.53)   (0.54)  (0.55)    (0.54)   (0.56)

Net Asset Value, End of
  Period .................10.27    $10.86  $10.68    $10.27   $10.85

Total Return (not reflecting
  sales charge)(%) .......(0.62)   6.90     7.21       (0.39)   6.96

Ratios/Supplemental Data
  Net Assets, End of Period
    (in millions $)       309      322      312         17      10.7
  Ratio of Expenses to
     Average Net
     Assets (%)           0.71    0.71      0.73        0.56     0.55
  Ratio of Net Investment
    Income to Average Net
    Assets (%)           4.70    4.83   5.01           4.86     4.95
Portfolio Turnover
  Rate (%)               16     7      5             16        7

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of Expenses
   To Average Net Assets (%)
                        0.68    0.69   0.72          0.53     0.53



     Class A(1)                         Class Y(2)
 Year ended September 30,          Period ended   Year ended
  1995     1996                    9/30/96(3)     9/30/1997

   $10.20  $10.55                 $10.34       $10.49
    0.55     0.54                   0.27         0.54
   (0.39)   (0.05)                  0.15         0.21
   (0.94)    0.49                   0.42         0.75
   (0.55)   (0.54)                 (0.27)       (0.55)
   (0.04)   (0.01)                   -          (0.01)
   (0.59)   (0.55)                 (0.27)       (0.56)
   $10.55  $10.49                  $10.49      $10.68
     9.52    4.76                    4.14+       7.37
   311      305                       .2         4
     0.73    0.73                    0.58*       0.58
     5.37    5.15                    5.35*       5.21
    13      10                      10+          5
     0.71    0.72                     0.57*      0.57


(1) Designated as Class A Shares on April 5, 1996.

(2) New Class of Shares established on April 5, 1996.

(3) From April 5, 1996 through September 30, 1996.

+ Not annualized.

* Annualized.

                   APPLICATION FOR TAX-FREE TRUST OF OREGON
                          FOR CLASS I & Y SHARES ONLY
                PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                                  PFPC Inc.,
                  400 Bellevue Parkway, Wilmington, DE 19809
                             Tel.# 1-800-872-6735

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*   Use lines 1&2
___For a Minor   Use line 3
___For Trust, Corporation, Partnership or other Entity   Use line 4

* Joint Accounts will be Joint Tenants with rights of survivorship unless otherwise specified.
** Uniform Gifts/Transfers to Minors Act.

Please type or print name(s) exactly as account is to be registered 1.______________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2.______________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
3.______________________________________________________________________
  Custodian's First Name      Middle Initial          Last Name
Custodian for __________________________________________________________
                   Minor's First Name   Middle Initial   Last Name
Under the ___________UGTMA** ___________________________________________
         Name of State       Minor's Social Security Number
4. _____________________________________________________________________
   _____________________________________________________________________
(Name of Corporation or organization. If a Trust, include the name(s) of Trustees in which account will be registered and the name and date of the Trust Instrument. Account for a Pension or Profit Sharing Plan or Trust may be registered in the name of the Plan or Trust itself.)
________________________________________________________________________
        Tax I.D. Number    Authorized Individual          Title


B. MAILING ADDRESS AND TELEPHONE NUMBER

________________________________________________________________________
  Street or PO Box                           City
_________________________________        (______)_______________________
  State           Zip                        Daytime Phone Number

Occupation:________________________Employer:____________________________

Employer's Address:_____________________________________________________
                   Street Address:               City  State  Zip

Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. Citizen or resident and not subject to back-up withholding (See certification in Step 4, Section B, below.)


C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

______________________________      ____________________________________
Dealer Name                           Branch Number
______________________________      ____________________________________
Street Address                        Rep. Number/Name
______________________________      (_________)_________________________
  City          State    Zip         Area Code        Telephone


STEP 2 PURCHASES OF SHARES
A. INITIAL INVESTMENT

Make check payment to TAX-FREE TRUST OF OREGON

__ Initial Investment $______________ (Minimum $1,000)

(Indicate Class of Shares)
__  Class I Shares
__  Class Y Shares

B. DISTRIBUTIONS

Income dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless otherwise indicated below.

You can have any portion of either type reinvested, with the balance paid in cash, by indicating a percent below:

Dividends are to be: ___%Reinvested  ___%Paid in cash*

Capital gains distributions are to be: ___%Reinvested  ___%Paid in cash*

    * For cash dividends, please choose one of the following options:

___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)

___ Mail check to my/our address listed in Step 1B.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Tax-Free Trust of Oregon account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling the Trust toll-free at 1-800-872-6735. To establish this program, please complete Step 4, Sections A & B of this Application.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


C. AUTOMATIC WITHDRAWAL PLAN

(Minimum investment $5,000)

Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, PFPC Inc. (the "Agent") is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $ ______________beginning______________
                                   Minimum: $50             Month/Year
         Payments to be made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial
Institution name, address and your account number.

________________________________________     ___________________________
First Name   Middle Initial   Last Name      Financial Institution Name
_______________________________     ____________________________________
Street                              Financial Institution Street Address
_______________________________     ____________________________________
City              State    Zip      City                  State     Zip

                                    ____________________________________
                                    Financial Institution Account Number


D. TELEPHONE EXCHANGE
(Check appropriate box)
___ Yes ___ No

This option allows you to effect exchanges among accounts in your name within the Aquilasm Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.


E. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No

The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The
Financial Institution account must be in the same name(s) as this Trust account is registered.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).

_______________________________   _____________________________________
  Account Registration            Financial Institution Account Number
_______________________________   _____________________________________
  Financial Institution Name      Financial Institution Transit/Routing
                                                                 Number
_______________________________   _____________________________________
  Street                            City                State     Zip


STEP 4 Section A
DEPOSITOR'S AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT
YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, PFPC Inc., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number __________________________________

Name and Address where my/our account is maintained
Name of Financial Institution__________________________________________

Street Address_________________________________________________________

City_______________________________State _________________ Zip ________

Name(s) and Signature(s) of Depositor(s) as they appear where account is registered
_________________________________________________
        (Please Print)
X________________________________________________  ____________________
        (Signature)                                    (Date)
_________________________________________________
        (Please Print)
X________________________________________________  ____________________
        (Signature)                                    (Date)


                           INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.


STEP 4 Section B
SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Trust and has received and read a current Prospectus of the Trust and agrees to its terms.

- I/We authorize the Trust and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Trust and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Trust account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Trust and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Trust account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Trust, the Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or
   (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Trust, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN.*

__________________________     __________________________     _________
Individual (or Custodian)      Joint Registrant, if any          Date
__________________________     __________________________     _________
Corporate Officer, Partner,    Title                             Date
Trustee, etc.

* For Trusts, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment, Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Trust's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.

- Either the Trust or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Trust reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.


BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access Features Form which may be obtained from Aquila Distributors at 1-800-872-6734 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Trust's Agent.


AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

2. Certificates will not be issued for shares of the Trust purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Trust. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Trust at Net Asset Value without a sales charge.

4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Trust) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Trust's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Trust. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Trust, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Trust, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously
   making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          [Inside Back cover]

                            Manager and Founder
                       Aquila Management Corporation
         380 Madison Avenue, Suite 2300 * New York, New York 10017

                          Investment Sub-Adviser
                      U.S. Bank National Association
                          111 S.W. Fifth Avenue *



                U.S. Bancorp Tower * Portland, Oregon 97204

                             Board of Trustees
                        Lacy B. Herrmann, Chairman
                              Vernon R. Alden
                            David B. Frohnmayer
                             James A. Gardner
                             Diana P. Herrmann
                            Sterling K. Jenson
                              Raymond H. Lung
                             John W. Mitchell
                              Richard C. Ross
                               Ralph R. Shaw

                                 Officers
                       Diana P. Herrmann, President
                 James M. McCullough Senior Vice President
                      Kerry A. Lemert, Vice President
                   Christine L. Neimeth, Vice President
                 Rose F. Marotta, Chief Financial Officer
                        Richard F. West, Treasurer
                       Edward M.W. Hines, Secretary

                                Distributor
                         Aquila Distributors, Inc.
         380 Madison Avenue, Suite 2300 * New York, New York 10017

                 Transfer and Shareholder Servicing Agent
                                 PFPC Inc.
         400 Bellevue Parkway * Wilmington Center, Delaware 19809

                                 Custodian
                       Bank One Trust Company, N.A.
               100 East Broad Street * Columbus, Ohio 43271

                           Independent Auditors
                                 KPMG LLP
                345 Park Avenue * New York, New York 10154

                                  Counsel
       Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone llp
                551 Fifth Avenue * New York, New York 10176

          [Back cover-left column]

                This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Trust and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Trust available to you.

        You can get additional information about the Trust's investments in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can get the SAI and the Trust's annual and semi-annual reports without charge, upon request by calling 800-872- *6735(toll free).

        In addition, you can review and copy information about the Trust (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. You can get information on the operation of the SEC's public reference room by calling the SEC at 1-800-SEC-0330. You can get other information about the Trust at the SEC's Internet site at http://www.sec.gov. You can get copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


                            -------

          The file number under which the Trust is registered with the SEC under the Investment Company Act of 1940 is 811-4626.


                       TABLE OF CONTENTS

          The Trust's Objective, Investment Strategies and Main Risks 2
          Risk/Return Bar Chart and Performance Table           3
          Fees and Expenses of the Trust                        4
          Investment of the Trust's Assets                      5
          Trust Management                                      9
          Net Asset Value Per Share                            10
          Purchases                                            10
          Redeeming Your Investment                            12
          Alternate Purchase Plans                             16
          Dividends and Distributions                          24
          Tax Information                                      25
          Financial Highlights                                 28
          Application

          [Back cover-right column]

                              Tax-Free Trust
                                 of Oregon

                                One Of The
                          Aquilasm Group Of Funds

                                A tax-free
                             income investment

                 A Series of The Cascades Trust

                           PROSPECTUS

                           ---------

                To receive a free copy of the Trust's SAI,
            annual or semi-annual report, or other information
          about the Trust, or to make shareholder inquiries call:

                the Trust's Shareholder Servicing Agent at:
                          800-872-6735 toll-free

                           or you can write to:
          PFPC Inc. * 400 Bellevue Parkway * Wilmington, DE 19809

                For general inquiries & yield information,
                    call 800-872-6734 or 212-697-6666.

                      This Prospectus should be read
                     and retained for future reference

                    Tax-Free Trust of Oregon
                 380 Madison Avenue Suite 2300
                       New York, NY 10017
                  800-USA-OREG (800-872-6734)
                          212-697-6666

Statement
of Additional
Information                               January 31, 2000

        This Statement of Additional Information (the "SAI") is not a Prospectus. There are two Prospectuses for the Trust dated January 31, 2000: one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Trust and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Trust. References in the SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing. Either or both Prospectuses may be obtained from the Trust's Shareholder Servicing Agent, PFPC Inc., by writing to it at: 400 Bellevue Parkway, Wilmington, DE 19809 or by calling:

                    800-872-6735 toll free

or from Aquila Distributors, Inc., the Trust's Distributor, by writing to it at

     380 Madison Avenue, Suite 2300, New York, N Y 10017;
             or by calling: 800-872-6734 toll free
                        or 212-697-6666

     FINANCIAL STATEMENTS
     The financial statements for the Trust for the year ended September 30, 1999, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into the SAI. Those financial statements have been audited by KPMG LLP, independent auditors, whose report thereon is incorporated herein by reference. The Annual Report of the Trust for the fiscal year ended September 30, 1999 can be obtained without charge by calling any of the toll-free numbers listed above. The Annual Report will be delivered with the SAI.


TABLE OF CONTENTS

Trust History
Investment Strategies and Risks
Trust Policies
Management of the Trust
Ownership of Securities
Investment Advisory and Other Services
Brokerage Allocation and Other Practices
Capital Stock
Purchase, Redemption, and Pricing of Shares
Additional Tax Information
Underwriters
Performance
Appendix a

                    TAX-FREE TRUST OF OREGON

              Statement of Additional Information

                         TRUST HISTORY

     The Trust is a series of The Cascades Trust (the "Business Trust") formed in 1985 under the name Tax-Free Trust of Oregon. On August 10, 1989, the name of the Business Trust was changed to The Cascades Trust. The Business Trust presently has only one active series, the original series, which continues to be called Tax-Free Trust of Oregon.

     The Trust is an open-end, non-diversified management investment company.

                INVESTMENT STRATEGIES AND RISKS

Ratings

     The ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

        Rating agencies consider municipal obligations rated in the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

        See Appendix A to this SAI for further information about the ratings of Moody's and S&P as to the various rated Oregon Obligations which the Trust may purchase.

        The table below gives information as to the percentage of Trust net assets invested, as of September 30, 1999, in Oregon Obligations in the various rating categories:


Highest rating (1)                                          54.6%
Second highest rating (2)                                   37.9%
Third highest rating (3)                                     5.5%
Fourth highest rating (4)                                    0.0%
Not rated:                                                   2.0%
                                                           100.0%

(1) Aaa of Moody's or AAA of S&P.
(2) Aa of Moody's or AA of S&P.
(3) A of Moody's or A of S&P.
(4) Baa of Moody's or BBB of S&P.

Municipal Bonds

     The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

     Since the Trust may invest in industrial development bonds or private activity bonds, the Trust may not be an appropriate investment for entities which are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of [a] facility" financed from the proceeds of industrial development or private activity bonds.

     As indicated in the Prospectus, there are certain Oregon Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Trust may purchase these obligations, it may, on the other hand, refrain from purchasing particular Oregon Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Trust will not purchase obligations of Oregon issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations which are available to the Trust.


Additional Information about the State of Oregon and Oregon Obligations

  In addition to the material in the Prospectus the following is a brief summary of the complex factors affecting the financial situation in Oregon. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in Oregon. It should be noted that the creditworthiness of obligations issued by local Oregon issuers may be unrelated to the creditworthiness of obligations issued by the State of Oregon, and that there is no obligation on the part of Oregon to make payment on such local obligations in the event of default.

        General Economic Conditions. The pace of job creation in Oregon is below average, and has been so for the last two years. Oregon's unemployment rate spent most of the 1990s lower than the Nation's. However, a slow down in the Asian economies has helped to push Oregon's unemployment rate to approximately 5.5%, while the Nation's has dropped to approximately 4.5%. Whereas, Oregon has diversified its economic base away from timber and agriculture, its exposure to the chip manufacturing industry has dragged the State economy down. High tech industries are important to a number of Pacific Northwest states; however, a concentration of software firms helped buoy their economies. The higher unemployment rate for Oregon has a small silver lining; companies looking to relocate or expand will find a labor pool bigger than in other parts of the country.

        One industry seeing some improvement is the state's paper industry. After suffering through a weak global market, prices have begun to rebound. While it is unlikely that paper mills will become an engine for growth, many of the rural areas of the state do still depend on the forest industry. Employment in high technology, transportation equipment, and the service sector are expected to grow over the next few years. Lumber and wood products, construction, and trade sector employment is expected to slow down for the next few years.

        Budgetary Process. The Oregon budget is approved on a biennial basis by separate appropriation measures. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years.

        Because the Oregon Legislative Assembly meets in regular session for approximately six months of each biennium, provision is made for interim funding through the Legislative Emergency Board. The Emergency Board is authorized to make allocations of General Fund monies to State agencies from the State Emergency Fund. The Emergency Board may also authorize increases in expenditure limitations from Other or Federal Funds (dedicated or continuously appropriated funds), and may take other actions to meet emergency needs when the Legislative Assembly is not in session. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

        Revenue and Expenditures. The Oregon Biennial budget is a two-year fiscal plan balancing proposed spending against expected revenues. The total budget consists of three segments distinguished by source of revenue: programs supported by General Fund revenues; programs supported by Other Funds (dedicated fund) revenues, including lottery funds; and Federal Funds. In its 1999 Regular Session, the Oregon Legislative Assembly approved General Fund appropriations totaling $10,127.3 million for the 1999-2001 biennium.

        General Fund revenue totaled $8,324.6 million for the 1997-1999 biennium. Revenue exceeded the May 1999 estimate by $64.4 million and $99.6 million higher that the Close of Session (COS) estimate. Total General Fund Revenues increased 7.7% during the biennium. This is much slower growth than during the prior two biennia. When added to the beginning balance of $800.1 million, total resources for the biennium were $9,124.8 million. Expenditures were $8,798.5 million for the biennium, leaving an ending balance of $362.3 million.

        General Fund revenue is projected to be $9,911.3 million for the 1999-2001 biennium. The beginning balance is estimated to be $261.9 million for a total General Fund resource estimate of $10,173.2 million. The December 1999-2001 General Fund revenue estimate is $83.9 million higher than the May 1999 forecast. The overall General Fund resource projection is $10.1 million more than the September forecast.

        In the November 1994 general election, Oregonians approved a ballot measure, introduced through the initiative process, that will have, or may have, a material financial impact on the State. "Measure 11" amends Oregon statutes to require mandated minimum sentences for certain felonies, effective April 1, 1995. "Measure 11" creates a need for an estimated 6,085 new prison beds by the year 2001 and calls for State correction facility construction costs of approximately $462 million in the next five years. The State also estimates increases in State expenditures for correctional operations, beginning with an increase of $3.2 million in fiscal year 1996, with accelerating costs that should peak at an annual increase of up to $101.6 million by fiscal year 2001. Because these demands will be made by on the State General Fund, they will reduce amounts that otherwise would be available in the future for the Oregon Legislative Assembly to appropriate for other purposes.

        In November 1996, voters approved Ballot Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities, and counties by as much as $1 billion and put pressure on the General Fund to make up some or all of the difference.

        Ballot Measure 50, passed by Oregon voters in May of 1997, limits the taxes a property owner must pay. It limits taxes on each property by rolling back the 1997-98 assessed value of each property to 90 percent of its 1995-96 value. The measure also limits future growth on taxable value to 3 percent a year, with exceptions for items such as new construction, remodeling, subdivisions, and rezoning. It establishes permanent tax rates for Oregon's local taxing districts, yet allows voters to approve new, short-term option levies outside the permanent rate limit if approved by a majority of a 50 percent voter turnout.

        In November 1998, voters approved the Oregon School Bond Guaranty Act. This law authorizes the state to use its full faith, credit and unlimited taxing power pledge to guarantee the timely payment for qualifying school district general obligation bonds.

        Debt Administration and Limitation. Oregon statutes give the State Treasurer authority to review and approve the terms and conditions of sale for State agency bonds. The Governor, by statute, seeks the advice of the State Treasurer when recommending the total biennial bonding level for State programs. Agencies may not request that the Treasurer issue bonds or certificates of participation unless so authorized in the "biennial bonding bill." Statutes contain management and reporting requirements for state agencies on proposed and outstanding debt.

        A variety of general obligation and revenue bond programs have been approved in Oregon to finance public purpose programs and projects. General obligation bond authority require voter approval or a constitutional amendment, while revenue bonds may be issued under statutory authority. However, under the Oregon Constitution the state may issue up to $50,000 of general obligation debt without specific voter approval. The State Legislative Assembly has the right to place limits on general obligation bond programs which are more restrictive than those approved by the voters. General obligation authorizations are normally expressed as a percentage of statewide True Cash Value (TCV) of taxable property. Revenue bonds usually are limited by the Legislative Assembly to a specific dollar amount.

        The State's constitution authorizes the issuance of general obligation bonds for financing community colleges, highway construction, and pollution control facilities. Higher education institutions and activities and community colleges are financed through an appropriation from the General fund. Facilities acquired under the pollution control program are required to conservatively appear to be at least 70 percent self-supporting and self-liquidating from revenue, gifts, federal government grants, user charges, assessments, and other fees.

        Additionally, the State's constitution authorizes the issuance of general obligation bonds to make farm and home loans to veterans, provide loans for state residents to construct water development projects, provide credit for multi-family housing for elderly and disabled person, and for small scale local energy projects. These bonds are self-supporting and are accounted for as enterprise funds.

        The State's constitution further authorizes the issuance of general obligation bonds for financing higher education building projects, facilities, institutions, and activities. For the year ending June 30, 1998, the total balance of general obligation bonds was $2.96 billion. The debt service requirements for general obligation bonds, including interest of approximately $2.16 billion, as of March 1, 1999, was $4.62 billion.

        In addition to general obligation and direct revenue bonds, the State of Oregon issues industrial development revenue bonds ("IDBs"); Oregon Mass Transportation Financing Authority revenue bonds; and Health, Housing, Education and Cultural Facilities Authority ("HHECFA") revenue bonds. The IDBs are issued to finance the expansion, enhancement, or relocation of private industry in the State. Before such bonds are issued, the project application must be reviewed and approved by both the Oregon State Treasury and the Oregon Economic Development Commission. Strict guidelines for eligibility have been developed to ensure that the program meets a clearly defined development objective. IDBs issued by the State are secured solely by payments from the private company and there is no obligation, either actual or implied, to provide state funds to secure the bonds.

        HHECFA is a public corporation created in 1989, and modified in 1991, to assist with the assembling and financing of lands for health care, housing, educational and cultural uses, and for the construction and financing of facilities for such uses. The authority reviews proposed projects and makes recommendations to the State Treasurer as to the issuance of bonds to finance proposed projects. The State has no financial obligation for these bonds, which are secured solely by payments from the entities for which projects were financed.

        The State is statutorily authorized to enter into financing agreements though the issuance of certificates of participation. Certificates of participation have been used for the acquisition of computer systems by the Department of Transportation, Department of Administrative Services, and the Oregon University System. Also, certificates of participation have been used for the acquisition, construction, or remodeling of buildings by the Departments of Administrative Services, Fish and Wildlife, Agriculture, Oregon University System, Forestry, Military, Corrections, the State Fair, Public Employees Retirement System, and Oregon Youth Authority. Further, certificates of participation were used in the acquisition of telecommunication systems by the Department of Administrative Services and the Adult & Family Services Division. For the year ending June 30, 1998, the certificates of participation debt totaled $665.1 million.

        The Treasurer on behalf of the State may also issue Federally taxable bonds in those situations where securing a Federal tax exemption is unlikely or undesirable; regulate "current" as well as "advance." refunding bonds; enter into financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property; and approve certificates of participation with respect to the financing agreements. Amounts payable by the State under a financing agreement are limited to funds appropriated or otherwise made available by the Legislative Assembly for such payment. The principal amount of such financing agreements are treated as bonds subject to maximum annual bonding levels established by the Legislative Assembly under Oregon statutes.

When-Issued and Delayed Delivery Obligations

     The Trust may buy Oregon Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Oregon Obligations are fixed on the transaction date. At the time the Trust makes the commitment to purchase Oregon Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Oregon Obligations in determining its net asset value. The Trust will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Oregon Obligations. The Trust places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account, which is marked to market every business day. On delivery dates for such transactions, the Trust will meet its commitments by selling the assets held in the separate account and/or from cash flow.

Determination of the Marketability of Certain Securities

        In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Sub-Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Futures Contracts and Options

     Although the Trust does not presently do so and may in fact never do so, it is permitted to buy and sell futures contracts relating to municipal bond indices ("Municipal Bond Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange-traded options based on Futures as a possible means to protect the asset value of the Trust during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if the Trust were to use them.

     Unlike when the Trust purchases or sells an Oregon Obligation, no price is paid or received by the Trust upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Trust will be required to deposit with the futures commission merchant ("broker") an amount of cash or Oregon Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Trust as unrealized gains or losses. Margin deposits do not involve borrowing by the Trust and may not be used to support any other transactions. At any time prior to expiration of the Future, the Trust may elect to close the position by taking an opposite position which will operate to terminate the Trust's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Trust and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Trust and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Trust intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

     Municipal Bond Index Futures currently are based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). Financial Futures contracts based on the Municipal Bond Index began trading on June 11, 1985. The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index Futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     There are at present U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Bond Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

     Call Options on Futures Contracts. The Trust may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Trust may purchase a call option on a Future to hedge against a market advance when the Trust is not fully invested.

     The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Trust's portfolio holdings.

     Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Trust may purchase a put option on a Future to hedge the Trust's portfolio against the risk of rising interest rates.

     The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Trust intends to purchase.

     The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

     One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Trust's Oregon Obligations is that the Sub-Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Trust would lose money on the sale.

     Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Oregon Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Trust's portfolio diverges from the municipal bonds included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Oregon Obligations being hedged. If the price of the Future or option moves less than the price of the Oregon Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Oregon Obligations being hedged has moved in an unfavorable direction, the Trust would be in a better position than if it had not hedged at all. If the price of the Oregon Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Oregon Obligations, the Trust will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Oregon Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Oregon Obligations being hedged and movements in the price of the Futures or options, the Trust may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Oregon Obligations being hedged if the historical volatility of the prices of the Oregon Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Trust has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Oregon Obligations held in the Trust's portfolio may decline. If this occurred the Trust would lose money on the Future or option and also experience a decline in value of its portfolio securities.

     Where Futures or options are purchased to hedge against a possible increase in the price of Oregon Obligations before the Trust is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Trust then decides not to invest in them at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the Futures or options that is not offset by a reduction in the price of the Oregon Obligations which it had anticipated purchasing.

     The particular municipal bonds comprising the index underlying Municipal Bond Index Futures will vary from the bonds held by the Trust. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time, as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of Municipal Bonds held by the Trust may be greater.

     Trading in Municipal Bond Index Futures may be less liquid than that in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

     The Trust will, due to requirements under the Investment Company Act of 1940 (the "1940 Act"), deposit in a segregated account Oregon
Obligations maturing in one year or less or cash, in an amount equal to the fluctuating market value of long Futures or options it has purchased, less any margin deposited on long positions.

     The Trust must operate as to its long and short positions in Futures in conformity with restrictions it has committed to pursuant to a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule from qualifications as a "commodity pool operator" (as defined under the CEA). Under these restrictions the Trust will not, as to any positions, whether long, short or a combination thereof, enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of its assets. Under the restrictions, the Trust also must, as to its short positions, use Futures and options solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to the Trust's long positions which are used as part of its portfolio strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" (see below) of its Futures must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days and (iii) accrued profits held at the futures commission merchant. (There is described above the segregated account which the Trust must maintain as to its Futures and options activities due to requirements other than those described in this paragraph; the Trust will, as to long positions, be required to abide by the more restrictive of the two requirements.) The "underlying commodity value" of a Future or option is computed by multiplying the size of the Future by the daily settlement price of the Future or option.

     The "sale" of a Future means the acquisition by the Trust of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Trust anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by the Trust of a right to take delivery of such an amount of cash. In this case, the Trust anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.

                         TRUST POLICIES
Investment Restrictions

     The Trust has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Trust's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Trust's outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the Trust's shares present at a meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of the Trust's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Trust invests only in certain limited securities.

        The Trust cannot buy any securities other than Oregon Obligations (discussed under "Investment of the Trust's Assets" in the Prospectus and in "Investment Strategies and Risks" in the SAI), Municipal Bond Index Futures, U.S. Government Securities Futures and options on such Futures; therefore the Trust cannot buy any voting securities, any commodities or commodity contracts other than Municipal Bond Index Futures and U.S. Government Securities Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Futures.

     The Trust cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Trust does not buy for control.

     The Trust cannot invest for the purpose of exercising control or management of other companies.

3. The Trust does not sell securities it does not own or borrow from brokers to buy securities.

     Thus, it cannot sell short or buy on margin; however, the Trust can make margin deposits in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures and options on them, and can pay premiums on these options.

4. The Trust is not an underwriter.

     The Trust cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

6. The Trust has industry investment requirements.

     The Trust cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Trust will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

7. The Trust cannot make loans.

     The Trust can buy those Oregon Obligations which it is permitted to buy (see "Investment of the Trust's Assets" in the Prospectus); this is investing, not making a loan. The Trust cannot lend its portfolio securities.

8. The Trust can borrow only in limited amounts for special purposes.

     The Trust can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures or options on them, or the payment of premiums on those options. Interest on borrowings would reduce the Trust's income.

      Except in connection with borrowings, the Trust will not issue senior securities.

     The Trust will not purchase any Oregon Obligations, Futures or options on Futures while it has any outstanding borrowings which exceed 5% of the value of its total assets.

     As a fundamental policy, at least 80% of the Trust's net assets will be invested in Oregon Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Trust can invest up to 20% of its net assets in obligations which are subject to the Federal alternative minimum tax.

     The Trust may employ such traditional measures as varying maturities, upgrading credit standards for portfolio purchases, broadening diversification and increasing its position in cash, in an attempt to protect against declines in the value of its investments and other market risks.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Trust will be affected by a number of factors, the Trust is unable to predict what rate the Trust will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the rate could be substantially higher or lower in any particular period.

                    MANAGEMENT OF THE TRUST

The Board of Trustees

         The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Trust's operations, including approval of the advisory and sub-advisory agreements and their annual renewal, the contracts with all other service providers and payments under the Trust's Distribution Plan and Shareholder Services Plan.


Trustees and Officers

        The Trustees and officers of the Trust, their ages, their affiliations, if any, with the Manager or the Distributor and their principal occupations during at least the past five years are set forth below. None of the Trustees or officers of the Trust is affiliated with the Sub-Adviser. Mr. Herrmann is an interested person of the Trust as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Trust and as a director, officer and shareholder of the Manager and the Distributor. Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as an officer, director and shareholder of the Manager and as a shareholder of the Distributor. Each is also an interested person as a member of the immediate family of the other. Mr. Lung is an interested person as a security holder of the Sub-Adviser's parent. Mr. Mitchell is an interested person as a security holder of the Sub-Adviser's parent. They are so designated by an asterisk.


Lacy B. Herrmann*   Chairman   Founder and Chairman of
380 Madison Avenue  of the     the Board of Aquila
New York, New York  Board of   Management Corporation,
10017               Trustees   the sponsoring organization
Age: 70                        and Manager or Administrator and/or
                               Adviser or Sub-Adviser to the Aquila Money-
                               Market Funds,the Aquila Bond Funds and the
                               Aquila Equity Funds, and Founder, Chairman
                               of the Board of Trustees and (currently or
                               until 1998) President of each since its
                               establishment, beginning in 1984; Director
                               of Aquila Distributors, Inc., distributor
                               of the above funds, since 1981 and formerly
                               Vice President or Secretary, 1981-1998;
                               President and a Director of STCM Management
                               Company, Inc., sponsor and sub-adviser to
                               CCMT; Founder and Chairman of several other
                               money market funds; Director or Trustee of
                               OCC Cash Reserves, Inc. and Quest For Value
                               Accumulation Trust, and Director or Trustee
                               of Oppenheimer Quest Value Fund, Inc.,
                               Oppenheimer Quest Global Value Fund, Inc.
                               and Oppenheimer Rochester Group of Funds,
                               each of which is an open-end investment
                               company; Trustee of Brown University, 1990-
                               1996 and currently Trustee Emeritus;
                               actively involved for many years in
                               leadership roles with university, school
                               and charitable organizations.


Vernon R. Alden     Trustee    Director of Sonesta International
20 Park Plaza                  Hotels Corporation, Boston
Suite 1010                     Massachusetts and General
Boston,                        Independent Partner of
Massachusetts 02116            the Merrill Lynch-Lee Funds; Former
Age: 76                        Director of Colgate-Palmolive Company,
                               Digital Equipment Corporation, Intermet
                               Corporation, The McGraw Hill and The Mead
                               Corporations; Chairman of the Board and
                               Executive Committee of The Boston Company,
                               Inc., a financial services company, 1969-
                               1978; Trustee of Tax-Free Trust of Oregon
                               (this Trust) since 1988, of Hawaiian Tax-
                               Free Trust, Pacific Capital Cash Assets
                               Trust, Pacific Capital Tax-Free Cash Assets
                               Trust and Pacific Capital U.S. Government
                               Securities Cash Assets Trust since 1989, of
                               Cascades Cash Fund, 1989-1994, of
                               Narragansett Insured Tax-Free Income Fund
                               since 1992, and of Aquila Cascadia Equity
                               Fund since 1996; Associate Dean and member
                               of the faculty of Harvard University
                               Graduate School of Business Administration,
                               1951-1962; member of the faculty and
                               Program Director of Harvard Business School
                               - University of Hawaii Advanced Management
                               Program, summer of 1959 and 1960; President
                               of Ohio University, 1962-1969; Chairman of
                               The Japan Society of Boston, Inc., and
                               member of several Japan-related advisory
                               councils; Chairman of the Massachusetts
                               Business Development Council and the
                               Massachusetts Foreign Business Council,
                               1978-1983; Trustee Emeritus, Boston
                               Symphony Orchestra; Chairman of the
                               Massachusetts Council on the Arts and
                               Humanities, 1972-1984; Member of the Board
                               of Fellows of Brown University, 1969-1986;
                               Trustee of various other cultural and
                               educational organizations; Honorary Consul
                               General of the Royal Kingdom of Thailand;
                               Received Decorations from the Emperor of
                               Japan (1986) and the King of Thailand (1996
                               and 1997).

David B.Frohnmayer  Trustee    President, University of Oregon since 1994;
1226 University of Oregon      Dean of the University of
Eugene, OR 97403-1226          Oregon Law School, 1992-1994;
Age: 59                        Attorney General of the State of
                               Oregon, 1981-1991; Trustee of Aquila
                               Cascadia Equity Fund and Tax-Free Trust of
                               Oregon (this Trust) since 1997.

James A. Gardner    Trustee    President of Gardner Associates,
                               an
Road Vandervert Ranch          investment and real estate firm, since
Vandervert                     1970; President Emeritus of Lewis and Clark
Bend, Oregon 97707             College and Law School since 1989
                               and
Age: 56                        President, 1981-1989; Program
                               Officer
                               and County Representative of the Ford
                               Foundation, 1969-1981; Lecturer and
                               Assistant Director of Admissions of Harvard
                               College, 1968-1969; Member of the Oregon
                               Young Presidents Organization since 1983;
                               Member of the Council on Foreign Relations
                               since 1988; Founding Member of the Pacific
                               Council since 1995; Trustee of Tax-Free
                               Trust of Oregon (this Trust) since 1986 and
                               of Cascades Cash Fund, 1989-1994; Trustee
                               of Aquila Cascadia Equity Fund since 1996;
                               Director of the Oregon High Desert Museum
                               since 1989; active in civic, business,
                               educational and church organizations in
                               Oregon.

Diana P. Herrmann, * Trustee   President and Chief
380 Madison Avenue  President  Operating Officer of the
New York, New York             Manager/Administrator since
10017                          since 1997, a Director since
Age: 41                        1984, Secretary since 1986
                               and previously its Executive Vice
                               President, Senior Vice President or Vice
                               President, 1986-1997; President of various
                               Aquila Bond and Money-Market Funds since
                               1998; Assistant Vice President, Vice
                               President, Senior Vice President or
                               Executive Vice President of Aquila Money-
                               Market, Bond and Equity Funds since 1986;
                               Trustee of a number of Aquila Money-Market,
                               Bond and Equity Funds since 1995; Trustee
                               of Reserve Money-Market Funds since 1999
                               and Reserve Private Equity Series since
                               1998; Assistant Vice President and formerly
                               Loan Officer of European American Bank,
                               1981-1986; daughter of the Trust's
                               Chairman; Trustee of the Leopold Schepp
                               Foundation (academic scholarships) since
                               1995; actively involved in mutual fund and
                               trade associations and in college and other
                               volunteer organizations.

Sterling K. Jenson  Trustee    President and Chief Executive Officer of
568 South 350 East             First Security Investment Management
                               since
Farmington, Utah 84025         1995 and Senior Vice President, 1990-1995;
Age: 47                        Chartered Financial Analyst (CFA)
                               since 1984;Trustee of Aquila Cascadia
                               Equity Fund and Tax-Free Trust of Oregon
                               (this Trust); past President of Salt Lake
                               City Society of Financial Analysts (1996-
                               1997); member of various investment-related
                               and charitable organizations.

Raymond H. Lung*               Trustee   Retired; Trustee of Qualivest
                               Group of
16199 N.W. Canterwood          Funds, 1994-1997; Executive Vice President
Way, Portland,                 and Executive Trust Officer of U.S.
Oregon 97229                   National Bank of Oregon, 1989-1991; Senior
Age: 73                        Vice President and Executive Trust Officer,
                               1980-1989; various other management
                               positions, 1954-1980; Member of Executive
                               Committee of the Trust Division of American
                               Bankers Association, 1986-1988; Director of
                               Pacific Securities Depository Trust Company
                               and Pacific Clearing Corporation
                               (subsidiaries of the Pacific Stock
                               Exchange), 1980-1987; Director of Collins
                               Pine Company and Ostrander Companies
                               (lumber and oil), 1980-1990; Trustee of Tax-
                               Free Trust of Oregon (this Trust) since
                               1992, of Cascades Cash Fund, 1992-1994 and
                               of Aquila Cascadia Equity Fund since 1996.

John W. Mitchell*   Trustee    Principal of M & H Economic
P.O. Box 40012                 Consultants; Economist, Western Region, for
Portland, Oregon               U. S. Bancorp since 1998; Chief
97240-0012                     Economist of U.S. Bancorp,
                               Portland,
Age: 55                        Oregon, 1983-1998; Professor of
                               Boise State
                               University, 1970-1983; Member of the Oregon
                               Governor's Council of Economic Advisors,
                               1984-1998; Chairman of the Oregon
                               Governor's Technical Advisory Committee for
                               Tax Review in 1998; Trustee of Aquila
                               Cascadia Equity Fund and Tax Free Trust of
                               Oregon (this Trust) since 1999.

Richard C. Ross     Trustee    President of Richard Ross Communications,
510 SW Country Club Road       a consulting firm, since 1986; Senior
Lake Oswego,                   communications consultant to Pihas,
Oregon 97034                   Schmidt, Westerdahl, advertising and public
Age: 78                        relations, 1986-1988; Executive News
                               Director of KATU Television, 1975-1986;
                               News Director of KGW-TV, 1956-1975; Trustee
                               of Tax-Free Trust of Oregon (this
                               Trust)since 1988 and of Aquila Cascadia
                               Equity Fund since 1996; Director of the
                               Portland Rose Festival since 1972; Director
                               of the Greater Portland Convention &
                               Visitors Association, 1982-1985; Director
                               of the Portland Chamber of Commerce, 1971-
                               1980; President of the Oregon chapter of
                               the National Multiple Sclerosis Society,
                               1984-1986; Director of the Meridian Park
                               Hospital Foundation, 1984-1987; Chairman of
                               the Broadcasters Group of the Bar-Press-
                               Broadcasters professional relations
                               committee, 1964-1984; Former President of
                               the Rotary Club of East Portland and
                               currently a Director of Goodwill
                               Industries, Metropolitan Youth Symphony and
                               the Lake Oswego Community Theatre.


Ralph R. Shaw       Trustee    General Partner, Shaw Management
400 SW Sixth Avenue,           Company, an investment counseling
Suite 1100                     firm, since 1980, of Shaw
Portland, Oregon               Venture Partners since 1983,
97204-1636                     of Shaw Venture Partners II
Age: 61                        since June 1987 and of Shaw
                               Venture Partners III since 1994 (US
                               Bancorp, parent of the Sub-Adviser, is a
                               limited partner in the last three
                               ventures). Mr. Shaw presently serves on the
                               boards of directors of Schnitzer Steel
                               Industries, Inc., Magni Systems, Inc.,
                               Micromonitors, Inc., Integra Telecom, Inc.
                               (formerly OGIT Communications, Inc.),
                               Dendreon Corporation (formerly Activated
                               Cell Therapy, Inc.), LaTIS, Inc.,
                               Industrial Devices Corporation, Telestream,
                               Inc., and 3PF.COM, Inc. (formerly
                               ComAlliance, Inc.). Additionally, he serves
                               on the Board of Advisors of K-2 Designs,
                               Inc. and as trustee of the Tax-Free Trust
                               of Oregon (this Trust). He is active in
                               local civic and charitable organizations.


James M. McCullough  Senior    Senior Vice President of
1750 Aspen Court    Vice       Aquila Distributors since 2000,
Lake Oswego, OR     President  Aquila Cascadia Equity
97034                          Fund, Aquila Rocky Mountain
Age: 54                        Equity Fund and Tax-Free Trust
                               of Oregon (this Trust) since 1999; Director
                               of Fixed Income Institutional Sales, CIBC
                               Oppenheimer & Co. Inc., Seattle, WA, 1995-
                               1999; Sales Manager, Oregon Municipal
                               Bonds, Kidder, Peabody, Inc., (acquired in
                               1995 by Paine, Webber)Portland, OR, 1994-
                               1995.



Kerry A. Lemert     Vice       Vice President of Aquila Cascadia Equity
2019 Lloyd Center   President  Fund and Tax Free Trust of Oregon (this
                               Trust)
Portland,                      since 1998; Assistant Vice President,
Oregon 97232                   Black & Co., 1997-1998; Dealer-
                               Sales and
Age: 45                        Assistant Municipal bond trader, Pacific
                               Crest
                               Securities, 1994-1997; Assistant Municipal
                               Bond Trader, Registered Sales Assistant,
                               Paine Webber Inc., Portland Oregon, 1988-
                               1994; Sales Assistant, E.F. Hutton & Co.,
                               Inc., Portland, Oregon, 1984-1988.

Christine L. Neimeth,Vice      Vice President of Aquila Cascadia
2019 Lloyd Center,  President  Equity Fund and Tax Free Trust
Portland, Oregon 97232         of Oregon (this Trust) since 1998;
                               Management,
Age: 35                        Information Systems consultant
                               Hillcrest Ski and
                               Sport, 1997; Institutional Municipal Bond
                               Salesperson, Pacific Crest Securities,
                               1996; Institutional Bond Broker, Hilliard
                               Farber and Company 1991-1995; Bond Trader,
                               Bear Stearns and Company, 1989-91. Active
                               in college alumni and volunteer
                               organizations.

Rose F. Marotta     Chief      Chief Financial Officer
380 Madison Avenue  Financial  of the Aquila Money-
New York, New York  Officer    Market, Bond and Equity
10017                          Funds since 1991 and
Age: 75                        Treasurer, 1981-1991; formerly
                               Treasurer of the predecessor of CCMT;
                               Treasurer and Director of STCM Management
                               Company, Inc., since 1974; Treasurer of
                               Trinity Liquid Assets Trust, 1982-1986 and
                               of Oxford Cash Management Fund, 1982-1988;
                               Treasurer of InCap Management Corporation
                               since 1982, of the Manager since 1984
                               and of the Distributor since 1985.

Richard F. West     Treasurer  Treasurer of the Aquila Money-
380 Madison Avenue             Market, Bond and Equity Funds
New York, New York             and of Aquila Distributors,
10017                          Inc. since 1992; Associate Director
Age: 64                        of Furman Selz Incorporated, 1991-
                               1992; Vice President of Scudder,
                               Stevens & Clark, Inc.
                               and Treasurer of Scudder Institutional
                               Funds, 1989-1991; Vice President of Lazard
                               Freres Institutional Funds Group,
                               Treasurer
                               of Lazard Freres Group of Investment
                               Companies and HT Insight Funds, Inc.,
                               1986-1988; Vice President of Lehman
                               Management Co., Inc. and Assistant Treasurer of Lehman
                               Money Market Funds, 1981-1985; Controller
                               of Seligman Group of Investment Companies,
                               1960-1980.


Edward M. W. Hines  Secretary  Partner of Hollyer Brady
551 Fifth Avenue               Smith Troxell Barrett
New York, New York 10176       Rockett Hines & Mone
Age: 60                        LLP, attorneys, since 1989 and counsel,
                               1987-1989; Secretary of the Aquila Money-
                               Market, Bond and Equity Funds since 1982;
                               Secretary of Trinity Liquid Assets Trust,
                               1982-1985 and Trustee of that Trust, 1985-
                               1986; Secretary of Oxford Cash Management
                               Fund, 1982-1988.

John M. Herndon                Assistant Secretary of
380 Madison Avenue             the Aquila Money-Market,
New York, New York  Assistant  Bond and Equity Funds
10017               Secretary  since 1995 and Vice
Age: 60                        President of the Aquila Money-
                               Market Funds
                               since 1990; Vice President of the
                               Manager since 1990; Investment
                               Services Consultant and Bank Services
                               Executive of Wright Investors' Service, a
                               registered investment adviser, 1983-1989;
                               Member of the American Finance Association,
                               the Western Finance Association and the
                               Society of Quantitative Analysts.

        The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended September 30, 1999, the Trust paid a total of $81,359 in compensation and reimbursement of expenses to those Trustees to whom it pays fees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

        The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and equity funds. The following table lists the compensation of all Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquilasm group.

                              Compensation   Number of
                              from all       boards on
               Compensation   funds in the   which the
               from the       Aquilasm       Trustee
Name           Trust          Group of       serves
                              Funds

Vernon R.
Alden          $8,735         $49,155        7

David B.
Frohnmayer     $7,200         $8,350         2

James A.
Gardner        $8,745         $10,245        2

Sterling K.
Jensen         $350           $700           2

Raymond H.
Lung           $9,200         $11,688        2

John W.
Mitchell       $6,000         $7,050         2

Richard C.
Ross           $8,702         $10,202        2



                    OWNERSHIP OF SECURITIES

        Of shares of the Trust outstanding on January 21, 2000, Merrill, Lynch, Pierce, Fenner & Smith, Inc., 4800 Deer Lake Drive East, Jacksonville, FL held of record 1,989,379 Class A Shares (6.75% of the class) and 69,373 Class C Shares (20.3% of the class); Wedbush Morgan Securities, 1000 Wilshire Blvd., Los Angeles, CA held of record 38,987 Class C Shares (11.7% of the class; US Bank National Association held of record 590,588 Class Y Shares in 7 accounts (32.39% of the class). On the basis of information received from those holders, the Trust's management believes that all of such shares are held for the benefit of clients.

Management Ownership

        As of the date of this SAI, all of the Trustees and officers as a group owned less than 1% of its outstanding shares.


             INVESTMENT ADVISORY AND OTHER SERVICES

Information about the Manager, the Sub-Adviser, and the Distributor

Management Fees

      During the fiscal years ended September 30, 1999, 1998 and 1997 the Trust incurred management fees as follows:

               Manager             Sub-Adviser
     1999      $1,345,097

     1998      $1,307,096

     1997      $617,654(1)         $617,654(2)

(1) paid or accrued to the Manager under the administration agreement then in effect.

 (2) paid or accrued to the Trust's former adviser and to the Sub-Adviser under the former advisory agreement in effect until August 1, 1997 and an interim advisory agreement in effect until October 31, 1997, respectively.

        Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Trust's Distributor. The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 72% by Mr. Herrmann and other members of his immediate family, 24% by Diana P. Herrmann and the balance by an officer of the Distributor.

The Advisory and Administration Agreement

     The Advisory and Administration Agreement provides that subject to the direction and control of the Board of Trustees of the Trust, the Manager shall:

     (i) supervise continuously the investment program of the Trust and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Trust;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Trust; and

     (iv) at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust.

     The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in
Section 15 of the Investment Company Act of 1940. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

     The Advisory and Administration Agreement also provides that subject to the direction and control of the Board of Trustees of the Trust, the Manager shall provide all administrative services to the Trust other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Trust under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Trust;

     (ii) oversee all relationships between the Trust and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Trust and for the sale, servicing or redemption of the Trust's shares;

     (iii) either keep the accounting records of the Trust, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Trust's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Trust;

     (iv) maintain the Trust's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Trust's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Trust;

     (v) prepare, on behalf of the Trust and at the Trust's expense, such applications and reports as may be necessary to register or maintain the registration of the Trust and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

     (vi) respond to any inquiries or other communications of shareholders of the Trust and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.

     The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Trust who are affiliated persons of the Manager.

     The Trust bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums;
(iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; and
(xi) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees.

     The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Trust sixty days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Trust outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day shall be reduced to the annual rate of
0.26 of 1% of such net asset value.

The Sub-Advisory Agreement

     The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust. The Sub-Advisory Agreement states that the Sub-Adviser shall, at its expense, provide to the Trust all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Sub-Adviser's duties under the Sub-Advisory Agreement.

     The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder;
(2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Trust; and (5) the fundamental policies of the Trust, as reflected in its registration statement under the Act or as amended by the shareholders of the Trust.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, as defined therein, and to the Trust the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon
(i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Trust as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction, which might result in an assignment (as defined in the Act) of the Agreement. To the extent that the Manager is indemnified under the Trust's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

     The Sub-Advisory Agreement provides that in connection with its duties to arrange for the purchase and sale of the Trust's portfolio securities, the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Trust. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Trust and may be used for the benefit of the Sub-Adviser or its other clients.

        During the fiscal years ended September 30, 1999, 1998 and 1997, all of the Trust's transactions were principal transactions and no brokerage commissions were paid.

     The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Trust as are required by applicable law and regulation, and agrees that all records which it maintains for the Trust on behalf of the Manager shall be the property of the Trust and shall be surrendered promptly to the Trust or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Trust such periodic and special reports as each may reasonably request.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Trust, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Trust all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Trust. The Sub-Adviser will also pay all compensation of the Trust's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

     The Sub-Advisory Agreement became effective on May 1, 1998 and provides that it shall, unless terminated as therein provided, continue in effect until the June 30 next preceding the first anniversary of the effective date of the Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or
(2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

     The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Trust sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Trust at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the Act) or the termination of the Advisory and Administration Agreement. The Sub-Adviser agrees that it will not exercise its termination rights for at least three years from the effective date of the Agreement, except for regulatory reasons.

Underwriting Commissions

        During the fiscal years ended September 30, 1999, 1998 and 1997, the aggregate dollar amounts of sales charges on sales of shares in the Trust were $892,031, $834,920 and $864,852, respectively, and the amounts retained by the Distributor were $164,339, $156,496 and $78,595, respectively.

     In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:
     Sales Charge as
     Percentage          Commissions
     of Public           as Percentage
     Offering            of Offering
     Price                    Price

     4.00%                    3.00%
     3.75%                    3.00%
     3.50%                    2.75%
     3.25%                    2.75%
     3.00%                    2.50%
     2.50%                    2.25%

Distribution Plan

     The Trust's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

     At the date of the SAI, most of the outstanding shares of the Trust would be considered Qualified Holdings of various broker-dealers unaffiliated with the Manager, Sub-Adviser or Distributor. The Distributor will consider shares which are not Qualified Holdings of such unrelated broker-dealers to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares  (Part I)
     Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part I of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Trust represented by the Front-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Front-Payment Class Shares.

     The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part I is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class A Plan Agreements with them shall be
(i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions relating to Class C Shares (Part II)

     Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part II of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level- Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level- Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part II is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class C Plan Agreements with them shall be
(i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions relating to Class I Shares (Part III)

     Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part III of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), at a rate fixed for time to time by the Board of Trustees, initially 0.10 of 1% of the average annual net assets of the Trust represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Trust's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part III is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the Act, of the Trust, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Class I Shares Class.
Part III has continued, and will, unless terminated as thereinafter provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class I Plan Agreements with them shall be
(i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

     Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Trust within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Trust and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

     The Plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

     The Plan defines as the Trust's Independent Trustees those Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

     The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of
Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Trust.


Payments Under the Plan

        During the fiscal years ended September 30, 1999, 1998 and 1997 payments were made only under Part I and Part II of the Plan. All payments were to Qualified Recipients and were made were for compensation. During those periods, no payments were made under Part III or Part IV of the Plan.

Payments to Qualified Recipients

        During the fiscal years ended September 30, 1999, 1998 and 1997, $482,779, $476,542 and $459,662, respectively, was paid under Part I of the Plan to Qualified Recipients with respect to Class A Shares, of which $14,550, $14,437 and $12,019, respectively, was retained by the Distributor. During the fiscal years ended September 30, 1999, 1998 and 1997, respectively, $15,831, $7,431 and $4,910, was paid under Part II of the Plan to Qualified Recipients with respect to Class C Shares.

Shareholder Services Plan

     The Trust has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Trust of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Part I)

     As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as administrator of the Trust.

     Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor for the first year.

        During the fiscal years ended September 30, 1999, 1998 and 1997, $5,277, $2,477 and $1,636, respectively, of Service Fees were paid to Qualified Recipients with respect to the Trust's Class C Shares. All of such payments were for compensation.

Provisions for Financial Intermediary Class Shares (Part II)

     As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as administrator of the Trust.

        Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than
0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. No payments with respect to Class I Shares were made as of the fiscal year ended September 30, 1999.

General Provisions

     While the Services Plan is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Trust and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

     The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

     While the Services Plan is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Transfer Agent, Custodian and Auditors

     The Trust's Shareholder Servicing Agent (transfer agent) is PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

     The Trust's Custodian, Bank One Trust Company, N.A., 100 East Broad Street, Columbus, Ohio 43271, is responsible for holding the Trust's assets.

     The Trust's auditors, KPMG LLP, 345 Park Avenue, New York, New York, 10154, perform an annual audit of the Trust's financial statements.

            BROKERAGE ALLOCATION AND OTHER PRACTICES

         Brokerage allocation and other practices relating to purchases and sales of the Trust's securities are set forth in the description of the Sub-Advisory Agreement. It provides that the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Trust. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Trust and may be used for the benefit of the Sub-Adviser or its other clients.

                         CAPITAL STOCK

     The Trust has four classes of shares.

     * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases. Class A Shares are subject to an asset retention service fee under the Trust's Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares.

     * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"); this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made.

     Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

     Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently 0.10 of 1% of such net assets, and a service fee of
     0.25 of 1% of such assets.

     The Trust's four classes of shares differ in their different sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Oregon Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

     At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Trust, except that the Trust's Board of Trustees may change the name of the Trust.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an equal proportionate interest in the Trust with each other share of its class; shares of the respective classes represent proportionate interests in the Trust in accordance with their respective net asset values. Upon liquidation of the Trust, shareholders are entitled to share pro-rata in the net assets of the Trust available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Trust's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Trust may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Trust, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Trust is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust does, however, contain an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Trust itself would be unable to meet its obligations. In the event the Trust had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as is the case with the Trust, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

          PURCHASE, REDEMPTION, AND PRICING OF SHARES

     The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus

   Sales Charges for Purchases of $1 Million or More of Class A Shares

        You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are Class A Shares issued under the following circumstances:

               (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

               (ii) all Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million.

        See "Special Dealer Arrangements" for other circumstances under which Class A Shares are considered CDSC Class A Shares. CDSC Class A Shares do not include: (i)Class A Shares purchased without a sales charge as described under "General" below and (ii)Class A Shares purchased in transactions of less than $1 million when certain special dealer arrangements are not in effect under "Certain Investment Companies" set forth under "Reduced Sales Charges," below.

   Broker/Dealer Compensation - Class A Shares

        Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

   Redemption of CDSC Class A Shares

        If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

        You will pay 1% of the Redemption Value if you redeem within the first two years after purchase, and 0.50 of 1% of the Redemption Value if you redeem within the third or fourth year.

        This charge is based on the "Redemption Value" of your shares which is the lesser of: (i) the net asset value when you purchased the CDSC Class A Shares you are redeeming; or (ii) the net asset value at the time of your redemption.

        This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares"). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

        The Trust will treat all CDSC Class A Shares purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be one month less than the full 48 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see "Exchange Privilege" below), running of the 48-month holding period for those exchanged shares will be suspended.

   Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase                      Amount Distributed
                                        To Broker/Dealer as a %
                                        of Purchase Price

$1 million but less than $2.5 million             1%

$2.5 million but less than $5 million        0.50 of 1%

$5 million or more                           0.25 of 1%


   Reduced Sales Charges for Certain Purchases of Class A Shares

        Right of Accumulation

        "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.

        Letters of Intent

        "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included with the Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, within a thirteen-month period, Class A Shares of the Trust through a single selected dealer or the Distributor. Class A Shares of the Trust which you previously purchased within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see Letter of Intent provisions of the Application.

     General

     Class A Shares may be purchased without a sales charge by:

          *    the Trust's Trustees and officers,
          * the directors, officers and certain employees, retired employees and representatives of the Adviser, Administrator, Distributor and their parents and/or affiliates,
          * selected dealers and brokers and their officers and employees,
          * certain persons connected with firms providing legal, advertising or public relations assistance,
          * certain family members of, and plans for the benefit of, the foregoing,
          * and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

         Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

         Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust is a party.

        The Trust permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

        A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative (other than a registered broker-dealer), which

          (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

          (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

   (iii) complies with the conditions of purchase that make up an agreement between the Trust and the group, representative or broker or dealer.

        At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

     Certain Investment Companies

        Class A Shares of the Trust may be purchased without sales charge from proceeds of a redemption, made within 120 days prior to such purchase, of shares of an investment company (not a member of the Aquilasm Group of Funds) on which a sales charge, including a contingent deferred sales charge, has been paid. Additional information is available from the Distributor.

        To qualify, follow these special procedures:

          1. Send a completed Application (included with the Prospectus) and payment for the shares to be purchased directly to the Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017-2513. Do not send this material to the address indicated on the Application.

          2. Your completed Application must be accompanied by evidence satisfactory to the Distributor that you, as the prospective shareholder, have made a Qualifying Redemption in an amount at least equal to the net asset value of the Class A Shares to be purchased.

               Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its transfer agent or the investor's broker or dealer, or a copy of the investor's account statement with the investment company reflecting the redemption transaction.

          3. Complete and return to the Distributor a Transfer Request Form, which is available from the Distributor.

        The Trust reserves the right to alter or terminate this privilege at any time without notice. The Prospectus will be supplemented to reflect such alteration or termination.

     Special Dealer Arrangements

        During certain periods determined by the Distributor, the Distributor (not the Trust) will pay to any dealer effecting a purchase of Class A Shares of the Trust from the proceeds of a redemption of the shares of an investment company (not a member of the Aquilasm Group of Funds), up to 1% of the proceeds. The shareholder, however, will not be subject to any sales charge. These arrangements will be in effect through March 31, 2000, unless extended or earlier terminated by a supplement to the SAI.

        Dealer payments will be made in up to 4 payments of 0.25 of 1% of the proceeds over a four-year period. The first payment will be made subsequent to receipt of the proper documentation detailed above. Future payments, over the remaining years, will be made at the end of the quarter of the anniversary month that the purchase of Class A Shares took place, with respect to any part of the investment that remains in the Trust during the entire time period. No payments will be made with respect to any shares redeemed during the four-year period.

   Additional Compensation for Broker/Dealers

        The Distributor may compensate broker/dealers, above the normal sales commissions, in connection with sales of any class of shares. However, broker/dealers may receive levels of compensation which differ as between classes of share sold.

        The Distributor, not the Trust, will pay these additional expenses. Therefore, the price you pay for shares and the amount that the Trust receives from your payment will not be affected.

        Additional compensation may include full or partial payment for:

          *    advertising of the Trust's shares;
          * payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives; and/or
          * other prizes or financial assistance to broker/dealers conducting their own seminars or conferences.

        Such compensation may be limited to broker/dealers whose representatives have sold or are expected to sell significant amounts of the Trust's shares. However, broker/dealers may not use sales of the Trust's shares to qualify for additional compensation to the extent such may be prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.

        The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Trust effected through such participating dealers, whether retained by the Distributor or re-allowed to participating dealers. Any of the foregoing payments to be made by the Distributor may be made instead by the Administrator out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

        You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Trust having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

        Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of Class A Shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the Application included with the Prospectus.

        Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

        You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Trust represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

        Share certificates will not be issued:

          *    for fractional Class A Shares;
          * if you have selected Automatic Investment or Telephone Investment for Class A Shares.
          * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account.

        Share certificates will not be issued for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment privilege

        If you reinvest proceeds of redemption within 120 days of a redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

        The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

        Reinvestment will not alter the tax consequences of your original redemption.


Exchange Privilege

     There is an exchange privilege as set forth below among this Trust, certain tax-free municipal bond funds and equity funds (together with the Trust, the "Bond or Equity Funds") and certain money-market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Manager or Administrator and Distributor as the Trust. All exchanges are subject to certain conditions described below. As of the date of the Prospectus, the Aquila-sponsored Bond or Equity Funds are this Trust, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Aquila Money-Market Funds are Capital Cash Management Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares), Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares) and Churchill Cash Reserves Trust.

     Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Trust for shares of the same class of any other Bond or Equity Fund, or for shares of any Money-Market Fund, without the payment of a sales charge or any other fee, and there is no limit on the number of exchanges you can make from fund to fund. Similar exchangability is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by a financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary. The following important information should be noted:

     (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

     If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

     (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

     (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

     This Trust, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Trust may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

     All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                    800-872-6735 toll free

     Note: The Trust, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Trust's shares. (See "How to Invest in the Trust.")

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period (see "Tax Effects of Redemptions"); no representation is made as to the deductibility of any such loss should such occur.

     Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market Fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

     Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Trust or of another of the Aquila Bond or Equity Funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money-Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.

   "Transfer on Death" Registration (Not Available for Class I Shares)

        Each of the funds in the Aquilasm Group of Funds now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Trust in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Trust; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Trust that is otherwise acceptable but, for whatever reason, neither the Trust nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Trust reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

         You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Trust may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Trust reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.

Computation of Net Asset Value

     The net asset value of the shares of each of the Trust's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Trust's net assets allocable to each class by the total number of its shares of such class then outstanding. Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. All other portfolio securities are valued at the mean between bid and asked quotations which, for Oregon Obligations, may be obtained from a reputable pricing service or from one or more broker-dealers dealing in Oregon Obligations, either of which may, in turn, obtain quotations from broker-dealers or banks which deal in specific issues. However, since Oregon Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Oregon Obligations in the Trust's portfolio may be priced, with the approval of the Trust's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. In the case of Oregon Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Trust's Board of Trustees, the Adviser may at its own expense and without reimbursement from the Trust employ a pricing service, bank or broker-dealer experienced in such matters to perform any of the above described functions.

     As indicated above, the net asset value per share of the Trust's shares will be determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

Reasons for Differences in Public Offering Price

     As described herein and in the Prospectus, there are a number of instances in which the Trust's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Trust. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Trust receives the net asset value per share of all shares sold or issued.

Limitation of Redemptions in Kind

     The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.


                   ADDITIONAL TAX INFORMATION

Certain Exchanges

     If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired..

Tax Status of the Trust

     During its last fiscal year, the Trust qualified as a "regulated investment company" under the Internal Revenue Code and intends to continue such qualification. A regulated investment company is not liable for federal income taxes on amounts paid by it as dividends and distributions.

     The Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Trust might not meet one or more of these tests in any particular year. If the Trust fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "exempt-interest dividends" or "capital gains dividends."

                          UNDERWRITERS

        Aquila Distributors, Inc. acts as the Trust's principal underwriter in the continuous public offering of all of the Trust's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

(1)           (2)            (3)            (4)            (5)

Name of      Net Under-    Compensation    Brokerage    Other
Principal    writing       on Redemptions  Commissions  Compen-
Underwriter  Discounts     and                           sation
             and            Repurchases
             Commissions

Aquila       $164,339       None            None          None(1)
Distributors
Inc.

(1) Amounts paid to the Distributor under the Trust's Distribution Plan described in the Prospectus are for compensation.

                          PERFORMANCE

     As noted in the Prospectus, the Trust may from time to time quote various performance figures to illustrate its past performance.

     Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Trust be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Trust are based on these standardized methods and are computed separately for each of the Trust's classes of shares. Each of these and other methods that may be used by the Trust are described in the following material. Prior to April 6, 1996, the Trust had outstanding only one class of shares which are currently designated "Class A Shares." On that date the Trust began to offer shares of two other classes, Class C Shares and Class Y Shares. During most of the historical periods listed below, there were no Class C Shares or Class Y Shares outstanding and the information below relates solely to Class A Shares unless otherwise indicated. Class I Shares were first offered on January 31, 1998 and none were outstanding during the periods indicated.

Total Return

     Average annual total return is determined by finding the average annual compounded rates of return over 1-, 5- and 10- year periods and a period since the inception of the operations of the Trust (on June 16, 1986) that would equate an initial hypothetical $1,000 investment in shares of each of the Trust's classes to the value such an investment would have if it were completely redeemed at the end of each such period.

     In the case of Class A Shares, the calculation assumes the maximum sales charge is deducted from the hypothetical initial $1,000 purchase. In the case of Class C Shares, the calculation assumes the applicable contingent deferred sales charge ("CDSC") imposed on a redemption of Class C Shares held for the period is deducted. In the case of Class Y Shares, the calculation assumes that no sales charge is deducted and no CDSC is imposed. For all classes, it is assumed that on each reinvestment date during each such period any capital gains are reinvested at net asset value, and all income dividends are reinvested at net asset value, without sales charge (because the Trust does not impose any sales charge on reinvestment of dividends for any class). The computation further assumes that the entire hypothetical account was completely redeemed at the end of each such period.

     Investors should note that the maximum sales charge (4%) reflected in the following quotations for Class A Shares is a one time charge, paid at the time of initial investment. The greatest impact of this charge is during the early stages of an investment in the Trust. Actual performance will be affected less by this one time charge the longer an investment remains in the Trust. Sales charges at the time of purchase are payable only on purchases of Class A Shares of the Trust.

Average Annual Compounded Rates of Return:

               Class A Shares Class C Shares      Class Y Shares

One Year            -4.58%              -2.36%         -0.39%

Five Years          4.63%               N/A            N/A

Ten Years           5.85%               N/A            N/A

Since
inception on
June 16, 1986       6.25%               3.80%(1)       5.15%(1)

(1) Period from April 6, 1996 (inception of class) through September 30,
1999.

     These figures were calculated according to the following SEC formula:

                              P(1+T)n = ERV
where

               P    =    a hypothetical initial payment of $1,000

               T    =    average annual total return

               n    =    number of years

               ERV  =    ending redeemable value of a hypothetical $1,000
               payment made at the beginning of the 1-, 5- and 10-year periods or the period since inception, at the end of each such period.


     The Trust may quote total rates of return in addition to its average annual total return for each of its classes of shares. Such quotations are computed in the same manner as the Trust's average annual compounded rate, except that such quotations will be based on the Trust's actual return for a specified period as opposed to its average return over the periods described above.

Total Return

          Class A Shares      Class C Shares      Class Y Shares

One Year       -4.58%              -2.36%              -0.39%

Five Years     25.37%              N/A                 N/A

Ten Years      76.50%              N/A                 N/A

Since
inception on
June 16, 1986  123.90%             13.89%(1)           19.14%(1)

(1) Period from April 6, 1996 (inception of class) through September 30,
1999.

Yield
     Current yield reflects the income per share earned by the Trust's portfolio investments. Current yield is determined by dividing the net investment income per share earned for each of the Trust's classes of shares during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of each class during the base period net of fee waivers and reimbursements of expenses, if any.

     The Trust may also quote a taxable equivalent yield for each of its classes of shares which shows the taxable yield that would be required to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Trust (computed as indicated above) which is tax-exempt by one minus the highest applicable combined Federal and Oregon income tax rate (and adding the result to that portion of the yield of the Trust that is not tax-exempt, if any).

     The Oregon and the combined Oregon and Federal income tax rates upon which the Trust's tax equivalent yield quotations are based are 9.0% and 46.12%, respectively. The latter rate reflects currently-enacted Federal income tax law. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Trust will be updated to reflect such changes. Any tax rate increases will tend to make a tax-free investment, such as the Trust, relatively more attractive than taxable investments. Therefore, the details of specific tax increases may be used in Trust sales material.

Yield for the 30-day period ended September 30, 1999 (the date of the Trust's most recent audited financial statements):

          Class A Shares      Class C Shares      Class Y Shares

Yield          4.24%               3.56%               4.56 %

Taxable
Equivalent
Yield          7.58%               6.37%               8.16%

     These figures were obtained using the Securities and Exchange Commission formula:


                        Yield = 2 [(a-b + 1)6-1]
                                    cd
where:

          a  = interest earned during the period

          b = expenses accrued for the period (net of waivers and reimbursements)

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends

          d = the maximum offering price per share on the last day of the period

Current Distribution Rate

     Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to the Trust's shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Trust during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Trust's current distribution rate (calculated as indicated above). The current distribution rate can differ from the current yield computation because it could include distributions to shareholders from additional sources (i.e., sources other than dividends and interest), such as short-term capital gains.


                           APPENDIX A
             DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

     Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II.  Nature of and provisions of the obligation;

          III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

          AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA   Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

          A    Debt rated "A" has a strong capacity to pay interest and
          repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (:): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

          Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A    Bonds which are rated A possess many favorable investment
          attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

          Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Moody's Short Term Loan Ratings - There are four rating categories for short-term obligations, all of which define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 through MIG 4. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

                    MIG1/VMIG1     This designation denotes best quality.
                    There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                    MIG2/VMIG2     This designation denotes high quality.
                    Margins of protection are ample although not so large as in the preceding group.

                    MIG3/VMIG3     This designation denotes favorable
                    quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                    MIG4/VMIG4     This designation denotes adequate
                    quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.